UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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AUTOMATIC DATA PROCESSING, INC.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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AUTOMATIC DATA PROCESSING, INC.

One ADP Boulevard ● Roseland, New Jersey 07068
__________________________

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS
__________________________

     The 2010 Annual Meeting of Stockholders of Automatic Data Processing, Inc. will be held at 10:00 a.m., Tuesday, November 9, 2010 at our corporate headquarters, One ADP Boulevard, Roseland, New Jersey, for the following purposes:

1.	to elect a board of directors;

2.	to approve an amendment to the Automatic Data Processing, Inc. Amended and Restated Employees’ Savings- Stock Purchase Plan to increase by 5,000,000 shares the number of shares of our common stock that may be acquired by employees thereunder;

3.	to ratify the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, to serve as our independent certified public accountants for the fiscal year 2011; and

4.	to transact any other business that may properly come before the meeting or any adjournment(s) thereof.

     Stockholders of record at the close of business on September 10, 2010 are entitled to vote at the meeting. Each stockholder is entitled to one vote for each share of common stock held at that time.

     The presence in person and/or the representation by proxy of the holders of record of a majority of the issued and outstanding shares of stock entitled to vote at the meeting constitutes a quorum. If you do not expect to be present at the meeting, you may vote your shares of stock by phone, via the Internet or by executing and promptly returning the proxy accompanying printed proxy materials in the enclosed envelope, which requires no postage if mailed in the United States.

     Admission to the meeting is restricted to stockholders and/or their designated representatives. If your shares are registered in your name and you plan to attend the meeting, your admission ticket will be the top portion of the proxy card. If your shares are in the name of your broker or bank or you received your proxy materials electronically, you will need to bring evidence of your stock ownership, such as your most recent brokerage account statement. All stockholders will be required to show valid picture identification. If you do not have valid picture identification and either an admission ticket or proof of your stock ownership, you will not be admitted to the meeting. For security purposes packages and bags will be inspected and you may be required to check these items. Please arrive early enough to allow yourself adequate time to clear security.

By order of the Board of Directors

MICHAEL A. BONARTI
Secretary

September 24, 2010
Roseland, New Jersey

INTERNET AVAILABILITY OF PROXY MATERIALS

     Under rules adopted by the Securities and Exchange Commission, we are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. On September 24, 2010, we commenced the mailing to our stockholders (other than those who previously requested electronic or paper delivery) of a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials, including our proxy statement and our annual report on Form 10-K. The Notice of Internet Availability of Proxy Materials also instructs you on how to access your proxy card to vote through the Internet or by telephone.

     This process is designed to expedite stockholders’ receipt of proxy materials, lower the cost of the annual meeting, and help conserve natural resources. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS OF

AUTOMATIC DATA PROCESSING, INC.
One ADP Boulevard ● Roseland, New Jersey 07068

TO BE HELD ON NOVEMBER 9, 2010

SOLICITATION AND REVOCATION OF PROXY

     The board of directors of Automatic Data Processing, Inc. is soliciting proxies for the forthcoming Annual Meeting of Stockholders. Each stockholder has the power to revoke a proxy at any time prior to voting at the meeting by notifying in writing the company’s secretary. The company will bear all expenses in connection with this solicitation. We made this Proxy Statement and the accompanying proxy available to stockholders on or about September 24, 2010.

     The only outstanding class of securities entitled to vote at the meeting is our common stock, par value $.10 per share. At the close of business on September 10, 2010, the record date for determining stockholders entitled to notice of and to vote at the meeting, we had 492,481,053 issued and outstanding shares of common stock (excluding 146,221,616 treasury shares not entitled to vote). Each outstanding share of common stock is entitled to one vote with respect to each matter to be voted on at the meeting.

     The representation in person or by proxy of a majority of the issued and outstanding shares of stock entitled to vote at the meeting constitutes a quorum. Under our Amended and Restated Certificate of Incorporation and By-Laws and under Delaware law, abstentions and “non-votes” are counted as present in determining whether the quorum requirement is satisfied. A non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

     The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote thereon is required to elect a director, provided that if the number of nominees exceeds the number of directors to be elected (a situation that the company does not anticipate), the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy. Votes may be cast in favor of all nominees, withheld from all nominees or withheld from specifically identified nominees. Votes that are withheld will have the effect of a negative vote, provided that if the number of nominees exceeds the number of directors to be elected, withheld votes will be excluded entirely and will have no effect on the vote.

     The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote thereon is required to (i) approve the amendment to the Employees’ Savings-Stock Purchase Plan and (ii) ratify the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as the company’s independent certified public accountants. Votes may be cast in favor of or against either proposal, or a stockholder may abstain from voting on either proposal. Abstentions will have the effect of a negative vote.

     Brokers have the authority to vote shares for which their customers did not provide voting instructions on the ratification of the appointment of Deloitte & Touche LLP. Under applicable Delaware law, a broker non-vote will have no effect on the outcome of any of the matters referred to in this proxy statement because the non-votes are not considered in determining the number of votes necessary for approval.

     Our board of directors has adopted a policy whereby stockholders’ proxies are received by our independent tabulators and the vote is certified by independent inspectors of election. Proxies and ballots identifying the vote of individual stockholders will be kept confidential from our management and directors, except as necessary to meet legal requirements in cases where stockholders request disclosure or in a contested election.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Directors

     Properly executed proxies will be voted as marked. Unmarked proxies will be voted in favor of electing the persons named below (each of whom is now a director) as directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. If any nominee is no longer a candidate at the time of the meeting (a situation that we do not anticipate), proxies will be voted in favor of remaining nominees and may be voted for substitute nominees designated by the board of directors.

		Served as a
		Director
		Continuously
Name	Age	Since	Principal Occupation
Gregory D. Brenneman	48	2001	Chairman of CCMP Capital Advisors, LLC, a private equity firm(1)

Leslie A. Brun	58	2003	Chairman and Chief Executive Officer of Sarr Group, LLC, a private equity firm(2)

Gary C. Butler	63	1996	President and Chief Executive Officer of Automatic Data Processing, Inc.(3)

Leon G. Cooperman	67	1991	Chairman and Chief Executive Officer of Omega Advisors, Inc., an investment firm(4)

Eric C. Fast	61	2007	President and Chief Executive Officer of Crane Co., a manufacturer of industrial products(5)

Linda R. Gooden	57	2009	Executive Vice President of Lockheed Martin Corporation Information Systems & Global Services(6)

R. Glenn Hubbard	52	2004	Dean of Columbia University’s Graduate School of Business(7)

John P. Jones	59	2005	Retired Chairman and Chief Executive Officer of Air Products and Chemicals, Inc.(8)

Sharon T. Rowlands	52	2008	Chief Executive Officer of Penton Media, Inc., a business to business media company(9)

Enrique T. Salem	44	2010	President and Chief Executive Officer of Symantec Corporation, a provider of information security, storage and systems management solutions(10)

Gregory L. Summe	53	2007	Vice Chairman of The Carlyle Group, a private equity firm(11)
____________________

(1)	Mr. Brenneman has been chairman of CCMP Capital Advisors, LLC since August 2008. He served as executive chairman of the board of Quiznos, a national quick-service restaurant chain, from August 2008 to July 2010 and as president and chief executive officer of Quiznos from January 2007 to August 2008. He has been the chairman and chief executive officer of TurnWorks, Inc., a private equity firm since November 1994. Mr. Brenneman served as chief executive officer and a board member of Burger King Corporation from August 2004 to April 2006 and as chairman of the board of directors from February 2005 to April 2006. He served as president and chief executive officer of PwC Consulting from June 2002 until its sale to International Business Machines Corporation and as president and a director of Continental Airlines, Inc. from 1996 to 2001. Mr. Brenneman is also a director of The Home Depot, Inc. A successful business leader with a proven track record, Mr. Brenneman brings to our board of directors extensive experience in the issues facing public companies and multinational businesses, including expertise in management, accounting, corporate finance and transactional matters. In addition, his directorships at other public companies provide him with broad experience on governance issues facing public companies.

(2)	Mr. Brun is chairman and chief executive officer of Sarr Group, LLC. He is the founder and chairman emeritus of Hamilton Lane, a private equity advisory and management firm where he was chairman from 1991 until 2005. Mr. Brun is also a director of Broadridge Financial Solutions, Inc., Merck & Co., Inc. and Philadelphia Media Holdings, LLC. Mr. Brun has extensive financial expertise, demonstrated by his career at Hamilton Lane and his prior experience as a managing director of the investment banking group of Fidelity Bank and as a vice president in the corporate finance division of E.F. Hutton & Co. Mr. Brun also brings to our board of directors management expertise and board leadership experience essential to a large public company. In addition, his directorships at other public companies provide him with broad experience on governance issues facing public companies.

(3)	Mr. Butler became president and chief executive officer of the company on August 31, 2006. He was president and chief operating officer of the company from April 1998 to August 31, 2006. Mr. Butler is also a director of Liberty Mutual Holding Company, Inc. He was a director of CIT Group, Inc. from February 2004 to May 2009. Mr. Butler started his career at the company in 1975 and held positions of increasing responsibility across business segments culminating with his appointment as chief executive officer in 2006. Mr. Butler brings deep institutional knowledge of the company’s business, structure, history and culture to our board of directors, as well as a track record of achievement, integrity and sound business judgment demonstrated throughout his career at the company.

(4)	Mr. Cooperman has been chairman and chief executive officer of Omega Advisors, Inc. since 1991. Mr. Cooperman retired from his positions as a general partner of Goldman, Sachs & Co. and as chairman and chief executive officer of Goldman Sachs Asset Management at the end of 1991, after twenty-five years of service. He is a Chartered Financial Analyst and a senior member and past president of the New York Society of Security Analysts. Mr. Cooperman is a skilled advisor with extensive financial, transactional, management and leadership experience. He provides our board of directors with critical insight into organizational management, accounting and financial matters.

(5)	Mr. Fast has been president and chief executive officer of Crane Co. since April 2001 and a director of Crane Co. since 1999. Mr. Fast is also a director of National Integrity Life Insurance and Regions Financial Corporation. He was a director of Convergys Corporation from 2000 to 2007. Mr. Fast also served as a managing director, co-head of global investment banking and a member of the management committee of Salomon Smith Barney from 1997 to 1998. Mr. Fast held those same positions at Salomon Brothers Inc. from 1995 until the merger of Salomon Brothers Inc. and Travelers/Smith Barney, and prior to that he was co-head of U.S. corporate finance at Salomon Brothers Inc. from 1991 to 1995. With years of demonstrated managerial ability, Mr. Fast contributes significant organizational management skills to our board of directors. Mr. Fast also has extensive financial and transactional experience demonstrated by his career in investment banking prior to his tenure at Crane Co.

(6)	Ms. Gooden has served as executive vice president – information systems & global solutions of Lockheed Martin Corporation since January 2007. She previously served as deputy executive vice president – information & technology services of Lockheed Martin Corporation from October 2006 to December 2006, and president, Lockheed Martin Information Technology from September 1997 to December 2006. Ms. Gooden has broad managerial and operational expertise, as well as a proven track record of achievement and sound business judgment demonstrated throughout her career with Lockheed Martin Corporation.

(7)	Mr. Hubbard has been the dean of Columbia University’s Graduate School of Business since 2004 and has been the Russell L. Carson professor of finance and economics since 1994. He is also a director of BlackRock Closed-End Funds, KKR Financial Holdings, LLC and MetLife, Inc. and a member of the Panel of Economic Advisors for the Federal Reserve Bank of New York. Mr. Hubbard served as a director of Information Services Group, Inc. from 2006 to 2008, Duke Realty Corporation from 2004 to 2008, Capmark Financial Corporation from 2006 to 2008, Dex Media, Inc. from 2004 to 2006 and R.H. Donnelley Corporation in 2006. Mr. Hubbard was chairman of the President’s Council of Economic Advisers from 2001 to 2003. Mr. Hubbard provides our board of directors with substantial knowledge of and expertise in global macroeconomic conditions and economic, tax and regulatory policies, as well as perspective on financial markets. In addition, his directorships at other public companies provide him with broad experience on governance issues facing public companies.

(8)	Mr. Jones is the retired chairman, chief executive officer and president of Air Products and Chemicals, Inc., an industrial gas and related industrial process equipment business. Mr. Jones served as chairman of Air Products and Chemicals, Inc. from October 2007 until April 2008, as chairman and chief executive officer from September 2006 until October 2007, and as chairman, president, and chief executive officer from December 2000 through September 2006. He is also a director of Sunoco, Inc. With a track record of achievement and sound business judgment demonstrated during his thirty-six year tenure at Air Products and Chemicals, Inc., Mr. Jones brings to the board of directors extensive experience in issues facing public companies and multinational businesses, including organizational management, strategic planning and corporate governance matters, combined with proven business and financial acumen.

(9)	Ms. Rowlands has been chief executive officer of Penton Media, Inc. since November 2008. She was president (from 2000) and chief executive officer and president (from 2004) of Thomson Financial, a provider of information and technology solutions to the financial community, until May 2008. Ms. Rowlands is also a director of Constant Contact, Inc., a marketing services provider. With years of managerial and operational experience, Ms. Rowlands brings to the board of directors a reputation for leadership in business innovation and provides insight to the board of directors in support of the company’s focus on client service and business to business relationships.

(10)	Mr. Salem has been president, chief executive officer and a director of Symantec Corporation since April 2009. Mr. Salem was chief operating officer of Symantec Corporation from January 2008 to April 2009, group president, worldwide sales and marketing from April 2007 to January 2008, group president, consumer products from May 2006 to April 2007, senior vice president, consumer products and solutions from February 2006 to May 2006 and senior vice president, network and gateway security solutions from June 2004 to February 2006. Prior to joining Symantec Corporation he was president and chief executive officer of Brightmail Incorporated, an anti-spam software company. With years of demonstrated managerial ability, Mr. Salem brings to our board of directors extensive leadership experience, including oversight of global operations, as well as a strong background in information technology, data security, compliance and systems management.

(11)	Mr. Summe has been vice chairman of global buyout at The Carlyle Group since September 2009. He was executive chairman of PerkinElmer, Inc., a provider of health and safety technology and services, from February 2008 to April 2009. Between 1999 and February 2008, he was chairman and chief executive officer of PerkinElmer, Inc. From 2008 through September 2009, Mr. Summe served as a senior advisor at Goldman Sachs Capital Partners, a private equity business affiliated with Goldman, Sachs & Co. Mr. Summe is also a director of State Street Corporation. With a proven track record of success as chairman and chief executive officer of a public company with multinational operations, combined with his experience in the private equity sector, Mr. Summe brings to the board of directors extensive experience managing sophisticated businesses, insight into organizational and corporate governance issues, as well as financial acumen critical to a public company.

Stockholder Approval Required

     At the 2010 Annual Meeting of Stockholders, directors shall be elected by the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote thereon, provided that if the number of nominees exceeds the number of directors to be elected (a situation we do not anticipate), the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS.

Corporate Governance

     It is our policy that our directors attend the Annual Meetings of Stockholders. All of the current members of the board of directors who were elected at last year’s meeting attended our 2009 Annual Meeting of Stockholders.

     During fiscal year 2010, our board of directors held five meetings. All of our incumbent directors attended at least 75%, in the aggregate, of the meetings of the board of directors and the committees of which they were members.

     The board of directors’ categorical standards of director independence are consistent with NASDAQ listing standards and are available online at www.adp.com/about-us/governance/corporate-governance-principles/standards-of-director-independence.aspx. Directors meeting these standards are considered to be “independent.” Ms. Gooden, Ms. Rowlands and Messrs. Brenneman, Brun, Cooperman, Fast, Hubbard, Jones, Salem and Summe meet these standards and are, therefore, considered to be independent directors. Mr. Butler does not meet these standards and is, therefore, not considered to be an independent director. Based on the foregoing categorical standards, all current members of the audit, compensation and nominating/corporate governance committees are independent. Mr. Brun, our independent non-executive chairman of the board, is not a member of any of these board committees.

     The table below provides membership and meeting information for each of the committees of the board of directors.

Nominating/Corporate
Name	Audit	Compensation	Governance
Gregory D. Brenneman	X (financial expert)	X (chairman)
Leon G. Cooperman	X (chairman, financial expert)
Eric C. Fast	X (financial expert)
Linda R. Gooden	X
R. Glenn Hubbard	X (financial expert)	X
John P. Jones		X	X (chairman)
Sharon T. Rowlands			X
Gregory L. Summe			X
Meetings held in fiscal 2010	6	8	3

     Board Leadership Structure

     Our board of directors is currently led by Mr. Brun, our independent non-executive chairman of the board. Mr. Butler, our president and chief executive officer, serves as a member of the board of directors. The board of directors believes this leadership structure is in the best interests of the company’s stockholders at this time.

     Executive Sessions

     Executive sessions of the non-management directors are held during each board of directors and committee meeting. Mr. Brun, our independent non-executive chairman of the board, presides at each executive session of the board of directors.

     Director Nomination Process

     When the board of directors decides to recruit a new member it seeks strong candidates who, ideally, meet all of its categorical standards of director independence, and who are, preferably, senior executives of large companies who have backgrounds directly related to our technologies, markets and/or clients. Additionally, candidates should possess the following personal characteristics: (i) business community respect for his or her integrity, ethics, principles, insights and analytical ability; and (ii) ability and initiative to frame insightful questions, speak out and challenge questionable assumptions and disagree without being disagreeable. The nominating/corporate governance committee will not consider candidates who lack the foregoing personal characteristics. In addition, the nominating/corporate governance committee considers a wide range of other factors in determining the composition of our board of directors, including age, diversity of background, diversity of thought and other individual qualities such as professional experience, skills, education and training. The nominating/corporate governance committee will also consider director candidates recommended by the stockholders. Stockholders wishing to recommend nominees for a director position should submit their recommendations in writing to the nominating/corporate governance committee in care of the company’s secretary at our principal executive offices. Candidates recommended by the stockholders will be considered using the same process and evaluation criteria as set forth above for proposed new members recruited by the board of directors.

     Retirement Policy

     Each director will automatically retire from the board of directors at the company’s Annual Meeting of Stockholders following the date he or she turns 72. Management directors who are no longer officers of the company are required to resign from the board of directors. However, the chief executive officer, with the board of director’s approval, may continue to serve as a director following the date he or she ceases to be our chief executive officer until the next Annual Meeting of Stockholders and, if re-elected at such meeting, may serve one additional year.

     Audit Committee

     The audit committee acts under a written charter, which is available online at http://www.adp.com/about-us/governance/audit-committee-charter.aspx. The members of the audit committee satisfy the independence requirements of NASDAQ listing standards. The audit committee’s principal functions are to assist the board of directors in fulfilling its oversight responsibilities with respect to (i) our systems of internal controls regarding finance, accounting, legal compliance and ethical behavior, (ii) our auditing, accounting and financial reporting processes generally, (iii) our financial statements and other financial information which we provide to our stockholders, the public and others, (iv) our compliance with legal and regulatory requirements and (v) the performance of our corporate audit department and our independent auditors.

     Nominating/Corporate Governance Committee

     The nominating/corporate governance committee acts under a written charter, which is available online at http://www.adp.com/about-us/governance/nominating-corporate-governance-committee-charter.aspx. The members of the nominating/corporate governance committee satisfy the independence requirements of NASDAQ listing standards. The principal functions of the nominating/corporate governance committee are to (i) identify individuals qualified to become members of the board of directors and recommend a slate of nominees to the board of directors annually, (ii) ensure that the audit, compensation and nominating/corporate governance committees of the board of directors have the benefit of qualified and experienced independent directors, (iii) review and reassess annually the adequacy of the board of directors’ corporate governance principles and recommend changes as appropriate and (iv) oversee the evaluation of the board of directors and management and recommend to the board of directors senior managers to be elected as new corporate vice presidents of the company.

     Compensation Committee

     The compensation committee acts under a written charter, which is available online at http://www.adp.com/about-us/ governance/compensation-committee-charter.aspx. The members of the compensation committee satisfy the independence requirements of NASDAQ listing standards. In addition, each member of the compensation committee is a “Non-Employee Director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and an “outside director” as defined in the regulations under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

     The compensation committee sets and administers our executive compensation program. See “Compensation Discussion and Analysis” below.

     The compensation committee is authorized to engage the services of outside advisors, experts and others to assist the committee. For fiscal year 2010, the committee sought advice from Frederic W. Cook & Co., Inc. (“Cook & Co.”), an independent compensation consulting firm specializing in executive and director compensation. For further information about Cook & Co.’s services to the compensation committee, see “Compensation Discussion and Analysis” below.

     The Board’s Role in Risk Oversight

     Our board of directors provides oversight with respect to the company’s risk assessment and risk management activities, which are designed to identify, prioritize, assess, monitor and mitigate material risks to the company, including financial, operational, compliance and strategic risks. The board of directors administers this oversight function principally through its audit committee and its compensation committee. The audit committee focuses on financial risks, including reviewing with management, the company’s internal auditors and the company’s independent auditors the company’s major financial risk exposures, the adequacy and effectiveness of accounting and financial controls and the steps management has taken to monitor and control financial risk exposures. The audit committee also regularly receives, reviews and discusses with management presentations and analyses on our aggregate risk exposures, including market, credit and operational risks.

     Our compensation committee considers risks presented by the company’s compensation policies and practices. The compensation committee believes that our compensation policies and practices do not encourage excessive and unnecessary risk-taking for the following reasons:
  Our incentive plans have diverse performance measures, including company and business unit financial measures, operational measures and individual goals.

  Our compensation programs balance annual and long-term incentive opportunities.

  We cap incentive plan payouts within a reasonable range.

  The mix of performance-based restricted stock and stock options in our long-term incentive programs serves the best interests of stockholders and the company.

  Our stock ownership guidelines link the interests of our executive officers to those of our stockholders.

  Our compensation recovery policy for new equity awards provides for the clawback of the value of awards in the event an employee engages in conduct contributing to a financial restatement.
     Our compensation and audit committees report on risk oversight matters directly to the board of directors on a regular basis.

     Communications with All Interested Parties

     All interested parties who wish to communicate with the board of directors, the audit committee or the non-management directors, individually or as a group, may do so by sending a detailed letter to P.O. Box 34, Roseland, New Jersey 07068, leaving a message for a return call at 973-974-5770 or sending an email to adp_audit_committee@adp.com. We will relay any such communication to the non-management director to which such communication is addressed, if applicable, or to the most appropriate committee chairperson, the chairman of the board or the full board of directors, unless, in any case, they are outside the scope of matters considered by the board of directors or duplicative of other communications previously forwarded to the board of directors. Communications to the board of directors, the non-management directors or to any individual director that relate to the company’s accounting, internal accounting controls or auditing matters are referred to the chairperson of the audit committee.

     Transactions with Related Persons

     We have a written “Related Persons Transaction Policy” pursuant to which any transaction between the company and a “related person” in which such related person has a direct or indirect material interest, and where the amount involved exceeds $120,000, must be submitted to our audit committee for review, approval or ratification.

     A “related person” means a director, executive officer or beneficial holder of more than 5% of the company’s outstanding common stock, or any immediate family member of the foregoing, as well as any entity at which any such person is employed, is a partner or principal (or holds a similar position), or is a beneficial owner of a 10% or greater direct or indirect equity interest. Our directors and executive officers must inform our general counsel at the earliest practicable time of any plan to engage in a potential related person transaction.

     This policy requires our audit committee to be provided with full information concerning the proposed transaction, including the benefits to the company and the related person, any alternative means by which to obtain like benefits, and terms that would prevail in a similar transaction with an unaffiliated third party. In considering whether to approve any such transaction, the audit committee will consider all relevant factors, including the nature of the interest of the related person in the transaction and whether the transaction may involve a conflict of interest.

     Specific types of transactions are excluded from the policy, such as, for example, transactions in which the related person’s interest derives solely from his or her service as a director of another entity that is a party to the transaction.

     The wife of Michael L. Capone, our vice president and chief information officer, is employed as an executive of the company and received total cash compensation for fiscal year 2010 in excess of $120,000.

     Availability of Corporate Governance Documents

     Our Corporate Governance Principles and Related Persons Transaction Policy may be viewed online on the company’s website at www.adp.com under “Governance” in the “About ADP” section. Our Code of Business Conduct & Ethics and Code of Ethics for Principal Executive Officer and Senior Financial Officers may be found at www.adp.com under “Ethics” in the “About ADP” section. In addition, these documents are available in print to any stockholder who requests them by writing to Investor Relations at the company’s headquarters.

Compensation Committee Interlocks and Insider Participation

     Messrs. Brenneman, Hubbard and Jones are the three independent directors who sit on the compensation committee. No compensation committee member has ever been an officer of the company. During fiscal year 2010 and as of the date of this proxy statement, no compensation committee member has been an employee of the company or eligible to participate in our employee compensation programs or plans, other than the 2008 Omnibus Award Plan under which the non-employee directors receive option grants. None of the executive officers of the company have served on the compensation committee or on the board of directors of any entity that employed any of the compensation committee members or directors of the company.

Compensation of Non-Employee Directors

     All non-employee directors who served the entire year, other than Mr. Brun, the chairman of our board of directors, were paid an annual retainer of $105,000. Mr. Brun received an annual retainer of $200,000. Mr. Salem, who was initially elected to the board of directors on February 9, 2010, received an annual retainer of $84,000. The chairperson of the audit committee was paid an additional annual retainer of $10,000 and the chairperson of each of the compensation committee and the nominating/corporate governance committee was paid an additional annual retainer of $5,000. In addition, all non-employee directors receive $2,000 for each board of directors meeting attended and $1,500 for each committee meeting attended. Pursuant to our 2008 Omnibus Award Plan, $65,000 of the annual retainer was required to be paid in the form of deferred stock units of our common stock. Non-employee directors (including committee chairpersons) may elect to receive the elective portion of the annual retainer and meeting fees in cash, to defer the receipt of such amounts or to receive such amounts as deferred stock units of our common stock. All of our non-employee directors chose to receive the elective portion of their annual retainers as deferred stock units. Messrs. Brenneman, Cooperman, Malek and Ms. Gooden elected to receive all other elective amounts in cash, and Mr. Cooperman elected to have receipt of these amounts deferred. Messrs. Brun, Fast, Hubbard, Jones, Noski, Salem, Summe and Ms. Rowlands elected to receive all other elective amounts as deferred stock units. Under our 2008 Omnibus Award Plan a director may specify whether, upon separation from the board, he or she would like to receive the deferred cash amounts in such director’s deferred account in a lump sum payment or in a series of substantially equal annual payments over a period ranging from two to ten years.

     Pursuant to our 2008 Omnibus Award Plan, each non-employee director is credited with an annual grant of deferred stock units on the date established by the board for the payment of the annual retainer equal in number to the quotient of $65,000 divided by the closing price of a share of our common stock on the date this amount is credited. Deferred stock units are fully vested when credited to a director’s account. When a dividend is paid on our common stock, each director’s account is credited with an amount equal to the cash dividend. When a director ceases to serve on our board, such director will receive a number of shares of common stock equal to the number of deferred stock units in such director’s account and a cash payment equal to the dividend payments accrued, plus interest on the dividend equivalents from the date such dividend equivalents were credited. The interest will be paid with respect to each twelve-month period beginning on November 1 of such period to the date of payment and will be equal to the rate for five-year U.S. Treasury Notes published in The Wall Street Journal on the first business day of November of each such twelve month period plus 0.50%. Non-employee directors do not have any voting rights with respect to their deferred stock units.

     During fiscal year 2010, the non-employee directors were entitled to participate in the 2008 Omnibus Award Plan. Upon initial election to the board of directors, a non-employee director receives a grant of options to purchase 5,000 shares of common stock if such director will attend a regularly scheduled board of directors meeting prior to the next Annual Meeting of Stockholders. Thereafter, a non-employee director receives an annual grant of options to purchase 5,000 shares of common stock. All options granted under this plan have a term of ten years and were granted at the fair market value of the common stock as determined by the closing price of our common stock on the NASDAQ Global Select Market on the date of the grant. In November 2009, each non-employee director was granted options to purchase 5,000 shares of common stock at an exercise price of $43.13 per share. On February 9, 2010, upon attendance at his first meeting following election to the board of directors, Mr. Salem was granted options to purchase 5,000 shares of common stock at an exercise price of $40.70 per share.

     Options granted to our non-employee directors under the 2008 Omnibus Award Plan are exercisable in four equal installments, with the first twenty-five percent becoming exercisable on the first anniversary of the option’s grant date, and the remaining three installments becoming exercisable on each successive anniversary date thereafter. The options vest only while a director is serving in such capacity, unless certain specified events occur, such as death or permanent disability, in which case the options immediately vest and become fully exercisable. In addition, non-employee directors who have been non-employee directors for at least ten years will have all of their options vested upon retirement from the board of directors and will have 36 months to exercise their options. Non-employee directors who have served as non-employee directors for fewer than ten years at the time they retire or otherwise leave the board will not qualify for accelerated vesting, but will have 60 days to exercise their then vested options. Notwithstanding the foregoing, all options will expire no more than ten years from their date of grant.

     Non-employee directors elected after August 13, 1997 are not eligible to receive a pension from the company. A non-employee director attaining the age of 70 (who was a director on August 13, 1997) who retires after 20 years of service will receive an annual pension of $25,000 for the remainder of his or her life. If such non-employee director retires after having attained the age of 65 with 15 years of service, he or she will receive an annual pension of $12,500 for the remainder of his or her life.

     We have adopted changes to the compensation of our non-employee directors to become effective at the time of the 2010 Annual Meeting of Stockholders. Non-employee directors will no longer receive annual stock option grants. The annual retainer for non-employee directors who serve the entire year, other than the chairman of our board of directors, will be increased to $167,500, $110,000 of which will be paid in the form of deferred stock units and $57,500 of which may, at the election of each director, be paid in cash, deferred or paid in deferred stock units. The chairman of our board of directors will receive an annual retainer of $262,500, $205,000 of which will be paid in the form of deferred stock units and $57,500 of which may, at the election of the chairman of our board of directors, be paid in cash, deferred or paid in deferred stock units. Meeting fees will not be paid in respect of the first seven meetings of the board of directors or of any individual committee. Non-employee directors will receive $2,000 for each board of directors meeting attended and $1,500 for each committee meeting attended beginning with the eighth meeting of the board of directors or any individual committee, as applicable.

     We also adopted changes to our share ownership guidelines, which are intended to promote ownership in the company’s stock by our non-employee directors and to align their financial interests more closely with those of other stockholders of the company. Effective at the time of the 2010 Annual Meeting of Stockholders, each non-employee director will have a minimum shareholding requirement of our common stock equal to five times the annual cash retainer.

     The following table shows compensation for our non-employee directors for fiscal year 2010.

DIRECTOR COMPENSATION TABLE FOR FISCAL YEAR 2010

				Change in
				Pension
				Value and
				Nonqualified
	Fees Earned			Deferred	All Other
	or Paid in	Stock	Option	Compensation	Compensation(13)
Name	Cash(9) ($)	Awards(10) ($)	Awards(11) ($)	Earnings(12) ($)	($)		Total ($)
(a)	(b)	(c)	(d)	(f)	(g)		(h)
Gregory D. Brenneman(1)	$74,500	$65,000	$40,300	$0	$10,000		$189,800
Leslie A. Brun(2)	$145,000	$65,000	$40,300	$0	$15,000		$265,300
Leon G. Cooperman(3)	$69,000	$65,000	$40,300	$14,381	$0		$188,681
Eric C. Fast	$59,000	$65,000	$40,300	$0	$10,000		$174,300
Linda R. Gooden	$58,500	$65,000	$40,300	$0	$0		$163,800
R. Glenn Hubbard	$64,500	$65,000	$40,300	$0	$20,000		$189,800
John P. Jones(4)	$71,500	$65,000	$40,300	$0	$0		$176,800
Frederic V. Malek(5)	$1,500	$0	$0	$0	$42,041		$43,541
Charles H. Noski(6)	$55,000	$65,000	$40,300	$0	$20,000		$180,300
Sharon T. Rowlands	$54,500	$65,000	$40,300	$0	$0		$159,800
Enrique T. Salem(7)	$25,000	$65,000	$34,250	$0	$0		$124,250
Gregory L. Summe	$54,500	$65,000	$40,300	$0	$40,000		$199,800
Henry Taub(8)	$0	$0	$0	$0	$55,656	(14)	$55,656
____________________

(1)	As chairman of the compensation committee, Mr. Brenneman received a $5,000 annual retainer, which is included in fees earned.

(2)	Mr. Brun is the non-executive chairman of the board of directors.

(3)	As chairman of the audit committee, Mr. Cooperman received a $10,000 annual retainer, which is included in fees earned.

(4)	As chairman of the nominating/corporate governance committee, Mr. Jones received a $5,000 annual retainer, which is included in fees earned.

(5)	Mr. Malek retired on August 13, 2009.

(6)	Mr. Noski retired on May 3, 2010.

(7)	Mr. Salem became a director on February 9, 2010.

(8)	Mr. Taub retired on August 13, 2009.

(9)	Represents the following, whether received as cash, deferred or received as deferred stock units: (i) the elective portion of directors’ annual retainer, (ii) annual retainers for committee chairpersons and (iii) board and committee attendance fees. See footnote 10 below for additional information about deferred stock units held by directors.

(10)	Represents the portion of the annual retainer required to be credited in deferred stock units to a director’s annual retainer account. Amounts set forth in the Stock Awards column represent the aggregate grant date fair value for fiscal year 2010 as computed in accordance with FASB Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”), disregarding estimates of forfeitures related to service-based vesting conditions. For additional information about the assumptions used in these calculations, see Note 14 to our audited consolidated financial statements for the fiscal year ended June 30, 2010 included in our annual report on Form 10-K for the fiscal year ended June 30, 2010.

The aggregate number of outstanding deferred stock units held by each director at June 30, 2010 is as follows: Mr. Brenneman, 13,368; Mr. Brun, 20,298; Mr. Cooperman, 13,368; Mr. Fast, 8,224; Ms. Gooden, 4,280; Mr. Hubbard, 13,549; Mr. Jones, 12,323; Ms. Rowlands, 7,532; Mr. Salem, 2,204; and Mr. Summe, 8,118.

The grant date fair value for each deferred stock unit award granted to directors in fiscal year 2010, calculated in accordance with FASB ASC Topic 718, is as follows:

		Grant Date
Director	Grant Date	Fair Value
Gregory D. Brenneman	11/10/2009	$105,000

Leslie A. Brun	8/13/2009	$2,000
	11/10/2009	$202,000
	2/9/2010	$2,000
	4/29/2010	$2,000
	6/11/2010	$2,000

Leon G. Cooperman	11/10/2009	$105,000

Eric C. Fast	8/13/2009	$3,500
	10/29/2009	$1,500
	11/10/2009	$108,500
	2/3/2010	$1,500
	2/9/2010	$3,500
	4/29/2010	$3,500
	6/11/2010	$2,000

Linda R. Gooden	11/10/2009	$105,000

		Grant Date
Director	Grant Date	Fair Value
R. Glenn Hubbard	8/13/2009	$5,000
	9/10/2009	$1,500
	9/24/2009	$1,500
	10/29/2009	$1,500
	11/10/2009	$110,000
	2/3/2010	$1,500
	2/9/2010	$5,000
	6/11/2010	$3,500

John P. Jones	7/28/2009	$1,500
	8/13/2009	$5,000
	9/10/2009	$1,500
	9/24/2009	$1,500
	11/10/2009	$108,500
	2/9/2010	$5,000
	4/29/2010	$5,000
	6/11/2010	$3,500

Charles H. Noski	7/28/2009	$1,500
	8/13/2009	$3,500
	9/10/2009	$1,500
	9/24/2009	$1,500
	11/10/2009	$108,500
	2/9/2010	$3,500

Sharon T. Rowlands	8/13/2009	$3,500
	11/10/2009	$107,000
	2/9/2010	$3,500
	4/29/2010	$3,500
	6/11/2010	$2,000

Enrique T. Salem	2/9/2010	$86,000
	4/29/2010	$2,000
	6/11/2010	$2,000

Gregory L. Summe	8/13/2009	$3,500
	11/10/2009	$107,000
	2/9/2010	$3,500
	4/29/2010	$3,500
	6/11/2010	$2,000

(11)	Amounts set forth in the Option Awards column represent the aggregate grant date fair value for fiscal year 2010 as computed in accordance with FASB ASC Topic 718, disregarding estimates of forfeitures related to service-based vesting conditions. For additional information about the assumptions used in these calculations, see Note 14 to our audited consolidated financial statements for the fiscal year ended June 30, 2010 included in our annual report on Form 10-K for the fiscal year ended June 30, 2010.

The aggregate number of shares underlying outstanding stock options held by each director at June 30, 2010 is as follows: Mr. Brenneman, 75,359; Mr. Brun, 75,359; Mr. Cooperman, 75,359; Mr. Fast, 15,000; Ms. Gooden, 10,000; Mr. Hubbard, 36,948; Mr. Jones, 31,461; Mr. Malek, 56,641; Ms. Rowlands, 15,000; Mr. Salem, 5,000; and Mr. Summe, 15,000.

In fiscal year 2010, stock option awards were granted on November 10, 2009 to each of Messrs. Brenneman, Brun, Cooperman, Fast, Hubbard, Jones, Noski and Summe, Ms. Gooden and Ms. Rowlands. The grant date fair value of each such award, calculated in accordance with FASB ASC Topic 718, was $40,300. On February 9, 2010, Mr. Salem received a stock option award with a grant date fair value, calculated in accordance with FASB ASC Topic 718, of $34,250.

(12)	Reflects the aggregate increase in the present value of the pension benefit and actuarial plans. Non-employee directors who joined the board after August 13, 1997 are not eligible to receive this benefit. The present value as of June 30, 2009 are based on the RP-2000 white collar mortality table (projected to 2009) and a 6.8% discount rate. The present values as of June 30, 2010 are based on the RP-2000 white collar mortality table (projected to 2017) and a 5.25% discount rate. The change in the present value of pension benefit for Mr. Malek was negative $17,314; pursuant to Securities and Exchange Commission rules we reflected $0 for these amounts.

(13)	Reflects contributions by the ADP Foundation that match the charitable gifts made by our directors in the following amounts: Mr. Brenneman, $10,000; Mr. Brun, $15,000; Mr. Fast, $10,000; Mr. Hubbard, $20,000; Mr. Malek, $7,500; Mr. Noski, $20,000; and Mr. Summe, $40,000. The ADP foundation makes matching charitable contributions in an amount not to exceed $20,000 in a calendar year in respect of any given director’s charitable contributions for that calendar year. Also includes pension payments from the company to Mr. Malek in the amount of $34,541.

(14)	Reflects a $50,000 salary earned as an employee, and use of a car lease by the company with an aggregate incremental cost to the company of $5,656.

Security Ownership of Certain Beneficial Owners and Management

     The following table contains information regarding the beneficial ownership of the company’s common stock by (i) each director and nominee for director of the company, (ii) each of our executive officers included in the Summary Compensation Table below (we refer to such executive officers as “named executive officers”), (iii) all company directors and executive officers as a group (including the named executive officers) and (iv) all stockholders that are known to the company to be the beneficial owners of more than 5% of the outstanding shares of the company’s common stock. Unless otherwise noted in the footnotes following the table, each person listed below has sole voting and investment power over the shares of common stock reflected in the table. Unless otherwise noted in the footnotes following the table, the information in the table is as of August 31, 2010 and the address of each person named is P.O. Box 34, Roseland, New Jersey, 07068.

	Amount and Nature of
Name of Beneficial Owner	Beneficial Ownership(1)	Percent
Gregory D. Brenneman	73,683	*
Leslie A. Brun	82,660	*
Gary C. Butler	1,780,298	*
Leon G. Cooperman(2)	142,138	*
Eric C. Fast	11,556	*
Linda R. Gooden	5,530	*
R. Glenn Hubbard	36,605	*
John P. Jones	29,007	*
Campbell B. Langdon	257,179	*
Regina R. Lee	172,396	*
Christopher R. Reidy	84,733	*
Carlos A. Rodriguez	145,003	*
Sharon T. Rowlands	11,364	*
Enrique T. Salem	2,251	*
Gregory L. Summe	11,450	*
Capital Research Global Investors(3)	25,833,043	5.3%
Directors and executive officers as a group (24 persons,
including those directors and executive officers named above)(4)	3,587,147	*
____________________

*       Indicates less than one percent.

(1)	Includes shares that may be acquired upon the exercise of options granted by the company that are exercisable on or prior to October 30, 2010 as follows: (i) shares subject to such options granted to the following directors and executive officers: 60,315 (Mr. Brenneman), 60,315 (Mr. Brun), 1,427,843 (Mr. Butler), 60,315 (Mr. Cooperman), 3,250 (Mr. Fast), 1,250 (Ms. Gooden), 21,904 (Mr. Hubbard), 16,417 (Mr. Jones), 176,251 (Mr. Langdon), 95,722 (Ms. Lee), 41,925 (Mr. Reidy), 85,888 (Mr. Rodriguez), 3,750 (Ms. Rowlands) and 3,250 (Mr. Summe); and (ii) 2,584,048 shares subject to such options granted to the directors and executive officers as a group. Includes shares issuable upon settlement of deferred stock units held by non-employee directors as follows: 13,368 (Mr. Brenneman), 20,345 (Mr. Brun), 13,368 (Mr. Cooperman), 8,306 (Mr. Fast), 4,280 (Ms. Gooden), 13,701 (Mr. Hubbard), 12,590 (Mr. Jones), 7,614 (Ms. Rowlands), 2,251 (Mr. Salem), and 8,200 (Mr. Summe).

(2)	Includes 33,455 shares representing the gain from exercising an option to purchase 38,000 shares of common stock on October 15, 2001. Mr. Cooperman deferred receipt of the shares representing such gain.

(3)	On August 13, 2010, Capital Research Global Investors, located at 333 South Hope Street, Los Angeles, CA 90071, filed a statement on Form 13F with the Securities and Exchange Commission to report that it beneficially held 25,833,043 shares of the company’s common stock as of June 30, 2010.

(4)	Includes 16,946 shares deferred by a non-director officer upon exercise of an option.

Equity Compensation Plan Information

     The following table sets forth information as of June 30, 2010 regarding compensation plans under which the company’s equity securities are authorized for issuance:

			Number of securities
			remaining available for
	Number of securities	Weighted-average	future issuance under
	to be issued upon	exercise price of	equity compensation
	exercise of outstanding	outstanding	plans (excluding
	options, warrants	options, warrants	securities reflected
Plan category	and rights	and rights	in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved
by security holders	36,038,387 (1)	$41.33	34,036,762 (2)
Equity compensation plans not approved
by security holders(3)	267,565	$37.16	0
Total	36,305,952	$41.30	34,036,762
____________________

(1)	Includes 935,185 shares of restricted stock issuable under our fiscal year 2010 one-year performance-based restricted stock program (which shares were issued in September 2010) and 103,264 shares issuable upon settlement of deferred stock units held by our directors. The remaining balance consists of outstanding stock options. Weighted average exercise price shown in column (b) of this table does not take into account awards under our performance-based restricted stock program or deferred stock units.

(2)	Includes 32,503,403 shares available for future issuance under the 2008 Omnibus Award Plan. Also includes 1,533,359 shares of common stock remaining available for future issuance under the Employees’ Savings-Stock Purchase Plan, which shares and weighted average exercise prices are not reflected in columns (a) and (b) of this table. Approximately 869,188 shares of common stock were subject to purchase as of June 30, 2010 under the Employees’ Savings-Stock Purchase Plan.

(3)	Represents (i) the 1989 Non-Employee Director Stock Option Plan and (ii) the Amended and Restated Employees’ Saving-Stock Option Plan for our employees based in France, neither of which have been approved by the company’s stockholders. Prior to 2004, the non-employee directors of the company were entitled to participate in the 1989 Non- Employee Director Stock Option Plan pursuant to which options to purchase 12,500 shares of common stock were automatically granted to persons who become non-employee directors. In addition, each non-employee director was granted an additional option to purchase 12,500 shares on the first business day after each fifth anniversary of the date of the initial grant to each such non-employee director, provided that he or she was then still serving in such capacity. All options granted under the 1989 Non-Employee Director Stock Option Plan were granted at the fair market value of the common stock, determined on the basis of the closing price of the common stock in consolidated trading on the date of grant, as reported in The Wall Street Journal. Twenty percent of the options granted under the 1989 Non-Employee Director Stock Option Plan became exercisable on each anniversary of the date such options were granted until all such options were exercisable, provided that options became exercisable only if the director was then still serving in such capacity, unless certain specified events occurred such as the death, disability or retirement of a director, in which case the options immediately vested and became fully exercisable. All options granted under the 1989 Non-Employee Director Stock Option Plan have a term of ten years.

80,997 shares of common stock are subject to purchase during current purchase periods under the Employees’ Saving-Stock Option Plan for our employees based in France. The board of directors adopted the plan in January 1996 and terminated the plan in April 2009 with respect to future offerings thereunder. The plan was designed to satisfy French tax requirements. The plan offered our French employees an opportunity to purchase shares of common stock at 85% of the market value for such stock at the date the purchase price for the offering was determined. Employees of the company based in France were granted an option to purchase shares of our common stock under annual offerings that commenced on January 1 of each calendar year and continued for 48 months to close on December 31 of the fourth year following commencement. Each eligible employee could elect to receive stock options in each offering that would generally entitle such employee to purchase a whole number of shares of common stock equivalent in value to up to 10% of his or her base salary, based upon a price per share (in U.S. dollars) determined in advance of such offering by the French Stock Option Committee, subject to adjustment for currency rate changes over the term of the offering. Participating employees pay for the exercise of the stock options through monthly payroll deductions taken during the four-year period of each offering, and have the opportunity upon the close of the offering to exercise their stock options (or any portion thereof) and purchase the associated number of shares of common stock. To the extent a participating employee elects to purchase fewer shares of common stock than would be available under his or her full allotment of stock options, such employee would receive the cash remaining from the aggregate payroll deductions after taking into account his or her purchase of shares of common stock.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

     The compensation committee of our board of directors determines the compensation of our chief executive officer and reviews, modifies and approves the chief executive officer’s compensation recommendations for the other key executive officers. The compensation consulting firm Cook & Co. is engaged by the compensation committee to provide assistance with the design of our compensation programs, the review of comparative market-based compensation data and the determination of compensation awards.

     This section of the proxy statement explains how our executive compensation programs are designed and operate with respect to our named executive officers by discussing the following fundamental aspects of our compensation program:
  compensation principles;

  cash compensation;

  long-term incentive compensation; and

  other compensation components and considerations (including retirement benefits and deferred compensation).
     Fiscal year 2010 was a challenging year and our results continued to be impacted by the economic downturn, including high unemployment levels, record-low interest rates and volatile financial markets. However, as we look back over fiscal 2010, we were pleased that our financial results were better than we initially anticipated. The economy showed signs of stabilization early on in the fiscal year. Our financial results improved as we proceeded through the year, and we turned the corner during the fourth fiscal quarter as we reached positive inflection points in most of our key business metrics. Our business model with its highly recurring revenue base continued to generate strong, consistent cash flows, which enabled continued investment in our product offerings and in sales and client service associates. We also announced several strategic acquisitions and continued to return excess cash to stockholders. Our compensation committee was pleased with management’s fortitude and performance during this period, was encouraged by the continued improvement in our key business metrics and remains positive about the company’s longer-term outlook.

     We design our compensation programs to link pay to performance and levels of responsibility, to encourage our executive officers to remain focused on both short-term and long-term operational and financial goals of the company and to link executive performance to stockholder value. As a consequence of the economic environment, we froze the target cash compensation for all of our executive officers for fiscal year 2010, except in the case of promotions or the assumption of additional responsibilities.

     The difficulty of the environment and our resulting financial performance in fiscal year 2010 impacted the compensation of our executive officers because our compensation programs align the interests of executives with those of stockholders. Our fiscal year 2010 earnings per share growth was -0.4% compared to a target of -3.0% under our cash bonus program for our executive officers. Revenue growth was 1.0% compared to a target of -2.0%. These two elements were common to all of our executive officers. In fiscal year 2010, our named executive officers received cash bonuses that averaged approximately 123% of target. Our average two-year earnings per share growth rate for fiscal years 2009 and 2010 was below the threshold level, resulting in no awards to our executive officers under our two-year performance-based restricted stock program. Our one-year earnings per share growth for fiscal year 2010 resulted in awards to our executive officers of restricted stock under our one-year performance-based restricted stock program at 115% of target. Because the target awards were lower under this program, our executive officers received 8% fewer shares of performance-based restricted stock in fiscal year 2010 than the payout in fiscal year 2009.

Compensation Principles

     We believe that compensation should be designed to create a direct link between performance and stockholder value. Four principles that guide us as we make decisions involving executive compensation are that compensation should be:
  based on (i) each executive’s individual performance, (ii) the performance of such executive’s business unit and (iii) the overall performance of the company;

  closely aligned with the short-term and long-term financial and strategic objectives that build sustainable long-term stockholder value;

  competitive in order to attract and retain executives critical to our long-term success; and

  consistent with high standards of corporate governance and designed to discourage the incentive for executives to take excessive risk or behave in ways that are inconsistent with the company’s strategic planning processes and internal standards of behavior.
     Our compensation programs are designed to link pay with relative levels of responsibility among our key executives. Overall targeted compensation opportunities are generally similar for key executives who have comparable levels of responsibility. However, actual compensation amounts may differ depending on performance of a business unit and achievement of individual performance goals. We assign all executives to pay grades by comparing their position-specific duties and responsibilities with market data and our internal management structure. Each pay grade has a base salary range, a total annual cash compensation range and corresponding annual equity grant ranges.

     We design our performance-based compensation so that differences in performance will result in significant differences in the compensation our key executives receive. We have adopted this compensation design to provide meaningful incentives for our key executives to achieve excellent results.

     Earnings per share growth and revenue growth are important performance measures in annual bonus determinations, and earnings per share growth is used to determine the number of shares earned in a performance period under our performance-based restricted stock programs. The earnings per share measurement we use is diluted earnings per share from continuing operations; however, we excluded the impact of certain favorable tax items in fiscal 2010 and fiscal 2009.

     Elements of Compensation

     The following table summarizes the major elements of our executive officer compensation programs.

Compensation Element	Objectives	Key Characteristics
Base Salary	To provide a fixed amount for performing the duties and responsibilities of the position	Determined based on overall performance, level of responsibility, pay grade, competitive compensation practices data and comparison to other company executives
Annual Cash Bonus	To motivate executive officers to achieve individual, business unit and company-wide business goals	Payment based on achievement of target individual, business unit and company-wide business goals
Performance-Based Restricted Stock Awards	To motivate executive officers to achieve certain longer-term goals	Awards based on target growth in earnings per share Shares issued following applicable performance periods, subject to an additional vesting period
Time-Based Restricted Stock Awards	To attract and retain executive officers	Awarded occasionally at the discretion of the compensation committee, mostly for long-term retention of critical executives as part of management succession planning
Stock Options	To attract and retain executive officers and align executive officers with long-term stockholders’ interests	Granted annually based on pay grades and individual performance Grants awarded since 2008 vest over four years
Retirement Plans	To attract and retain mid- to late-career executive talent	Provides a retirement benefit with a competitive income replacement ratio at normal retirement age

     The mix of total direct compensation (base salary, annual incentive awards and long-term incentive awards) for fiscal year 2010 was designed to deliver the following approximate proportions of total compensation to our chief executive officer and the other named executive officers (on average) if company and individual target levels of performance are achieved:

     Compensation Market Data

     Our annual pay review focuses on base salary, annual bonus and long-term equity incentives. Our compensation committee examines summary compensation sheets detailing the amounts of these compensation components for each of our named executive officers and compares such amounts to competitive compensation practices. We generally target base salary, annual bonus and long-term equity incentives at the median of competitive compensation practices. We also consult compensation market data to determine if a specific component should be adjusted relative to other components while retaining the targeted compensation level.

     We consult different sets of compensation data reflecting the practices of different groups of businesses to determine competitive compensation practices for our chief executive officer and other named executive officers.

     Chief Executive Officer. In benchmarking the total cash and long-term incentive compensation of our chief executive officer, the compensation committee, at its June 2009 meeting, reviewed aggregated compensation data from all public companies within the indicated annual revenue range, which we believe is representative of the competitive environment we face with respect to senior executives. Utility companies were excluded because of the regulatory environment in which they operate. The following table contains information about the study and the position of Mr. Butler’s compensation as a percentile of the market:

	CEO Compensation Study	Mr. Butler’s Market Position
Comparison companies	180 publicly traded companies, excluding utility companies
Annual revenue of comparison companies	$6 billion – $12 billion
Pay practices analyzed	base salary annual bonus long-term incentives
Median base salary	$1,005,800	49th percentile
Median target cash compensation	$2,217,300	65th percentile
Median long-term incentive
compensation value	$4,335,700	38th percentile
Median target total cash and
long-term incentive compensation	$6,220,242	49th percentile
Source of data	Equilar, Inc.

     Other Executive Officers. With respect to the total cash and long-term incentive compensation for Messrs. Reidy, Rodriguez, Langdon and Ms. Lee, we considered the following third-party statistical data reflecting the pay practices of publicly traded companies that participate in compensation surveys. The companies included for Messrs. Rodriguez and Langdon and Ms. Lee were based on a revenue range such that the median company revenue approximates the annual revenues of the business units that the executive officer lead.

	Number of	Annual Revenue of
Surveys used for Mr. Reidy	Companies Included	Included Companies
Towers Perrin U.S. General Industry Executive Database	124	$6 – $20 billion
Hewitt Associates Executive Total Compensation by Industry Survey	127	$5 – $25 billion
Mercer Human Resources U.S. General Industry Executive Database	80	> $5 billion

	Number of	Annual Revenue of
Surveys used for Messrs. Rodriguez and Langdon and Ms. Lee	Companies Included	Included Companies
Towers Perrin U.S. General Industry Executive Database	140	> $800 million
Hewitt Associates Executive Total Compensation by Industry Survey	179	$1 – $5 billion
Mercer Human Resources U.S. General Industry Executive Database	43	$1 – $5 billion

     Differences in Compensation of Our Named Executive Officers

     We carefully designed the pay mix for Mr. Butler to be competitive when measured against the pay packages of other CEOs as indicated by the compensation study. In addition to the results of the CEO compensation study, the compensation committee considered the history of Mr. Butler’s pay for the prior five years.

     We have found that due to the broad responsibilities and the experience required for the CEO position, compensation for chief executive officers in public companies of size similar to ours is significantly higher than those for other named executive officers.

     When determining the compensation level for each of our executive officers, the compensation committee reviews each individual compensation element based on the previous year’s level, as well as how the proposed level for that individual element would compare to the other executive officers. The aggregate level for each executive officer’s compensation is then compared against the executive’s previous year’s totals and against compensation of other executive officers of the company.

     Compensation Consultant

     The compensation committee has consulted with Cook & Co. on matters related to the compensation of our key executive officers. Specific matters on which Cook & Co. provided advice include the design and mix of executive long-term incentive equity compensation programs and chief executive officer pay levels. In August 2009, Cook & Co. delivered to our compensation committee the results of a review of our compensation practices, including a summary of the company’s compensation philosophy and a history of recent program changes to better align with governance trends and “best practice”. Cook & Co. has not provided any services to management.

     Cook & Co. examined the mix of restricted stock and options proposed to be granted to our named executive officers and confirmed that the proposals for the named executive officers appeared reasonable and customary, given the company’s size and structure.

Cash Compensation

     Base Salary

     Base salaries are a fixed amount paid to each executive for performing his or her normal duties and responsibilities. We determine the amount based on the executive’s overall performance, level of responsibility, pay grade, competitive compensation practices data and comparison to other company executives.

     To help control expenses in the context of the worldwide economic downturn, none of the named executive officers received a merit increase in fiscal year 2010.

     Ms. Lee and Mr. Rodriguez received the following salary increases in March 2010 to reflect additional responsibilities they assumed due to significant organizational changes:

Named Executive Officer	Increase
Ms. Lee	11.8%
Mr. Rodriguez	25.0%

     Annual Cash Bonus

     Overview

     We paid our named executive officers cash bonuses for fiscal year 2010 based on the attainment of individual, business unit and company-wide business goals established at the beginning of the fiscal year.

     For each executive officer, we establish a target bonus amount, which is initially expressed as a percentage of projected year-end annual base salary. This target bonus percentage ranges from 70% to 155% of base salary for the named executive officers. We also assign a percentage value to each bonus component of each named executive officer’s annual bonus plan and then determine the target bonus amount linked to each component. We establish these performance ranges to provide our named executive officers with a strong incentive to exceed the targets. The maximum bonus payment to our chief executive officer is 200% of his target bonus level. All other named executive officers have a maximum bonus payment of 175% of their respective target bonus levels. There is no minimum payment level.

     The compensation committee establishes and approves the annual target bonus objectives and values for each of our named executive officers. Our chief executive officer recommends to the compensation committee the annual target bonus objectives and values for each of our named executive officers, but he does not recommend his own bonus values. Our named executive officers participate in the discussions surrounding their bonus objectives so that they can provide their input and understand the expectations of each bonus plan component. Each named executive officer receives a final version of his or her individualized bonus plan after it has been approved by the compensation committee. Except in extraordinary circumstances, bonus plan objectives are not modified during the fiscal year, and no bonus objectives were modified during fiscal year 2010.

     The compensation committee reviews the performance of each of our executive officers relative to the officer’s annual fiscal year target bonus plan objectives at its regularly scheduled August meeting, which is the first meeting following the end of our fiscal year. Based on this review, the compensation committee determines and approves the annual cash bonuses for each of our executive officers.

     Named Executive Officers’ Fiscal Year 2010 Bonuses

     Fiscal year 2010 target bonuses for the named executive officers were the same as in fiscal year 2009. Following the conclusion of fiscal year 2010, the compensation committee considered the performance of the company, the business units and the individual named executive officers for the 2010 fiscal year against the named executive officers’ bonus objectives, assessed which of the individual bonus targets were met, exceeded or not fully achieved and approved cash bonuses as follows:

	Target Bonus as Percentage	Target Bonus	Actual Bonus	Bonus Amount as
Named Executive Officer	of Base Salary	Amount	Amount	Percentage of Target
Mr. Butler	155%	$1,550,000	$2,020,000	130%
Mr. Reidy	80%	$425,900	$557,900	131%
Ms. Lee	80%	$380,000	$468,900	123%
Mr. Rodriguez	80%	$400,000	$536,000	134%
Mr. Langdon	70%	$315,000	$305,600	97%

     Each objective for our named executive officers was satisfied as set forth below (a detailed discussion of each target element follows under “— Fiscal Year 2010 Target Bonus Objectives”):

	Mr. Butler		Mr. Reidy		Ms. Lee		Mr. Rodriguez		Mr. Langdon
		Payout		Payout		Payout		Payout		Payout
	Target	as % of	Target	as % of	Target	as % of	Target	as % of	Target	as % of
Bonus Objective	Weight	Target	Weight	Target	Weight	Target	Weight	Target	Weight	Target
Earnings Per Share Growth	16.1%	160%	15.0%	160%	10.0%	160%	10.0%	160%	10.0%	160%
Revenue Growth	9.7%	200%	15.0%	200%	10.0%	200%	10.0%	200%	10.0%	200%
Corporate Strategy	32.3%	100%	20.0%	113%	10.0%	80%	10.0%	75%	10.0%	75%
Succession & Development	19.4%	138%	10.0%	105%	5.0%	100%	5.0%	114%	5.0%	110%
Service Profit Chain	9.7%	130%			5.0%	140%	5.0%	160%	5.0%	100%
Leadership			10.0%	120%	10.0%	150%	10.0%	130%	10.0%	100%
Return on Equity	6.5%	150%	10.0%	150%
Margin Improvement	6.5%	60%	10.0%	60%
Division Financial Performance					30.0%	75%	30.0%	176%	30.0%	67%
Division Initiatives					20.0%	150%	20.0%	55%	20.0%	65%
Security Initiative			5.0%	100%
Investor Relations			5.0%	120%

     Fiscal Year 2010 Target Bonus Objectives

     The compensation committee established -3.0% earnings per share growth as a common target bonus objective for each of our named executive officers. This target was within the range of our fiscal 2010 forecast of -1.0% to -5.0% earnings per share growth. Mr. Butler’s target bonus objectives limited the payout to two times the target, but did not otherwise specify the payout for achieving earnings per share growth higher than -3.0%. For the other named executive officers, 200% of target was to be awarded for earnings per share growth of 1.0% or greater, and 0% of target was to be awarded for earnings per share growth of less than -7.0%.

     The compensation committee also established -2.0% revenue growth as a common target bonus objective. This target was within the range of our fiscal 2010 forecast of -1.0% to -4.0% revenue growth. Mr. Butler’s target bonus objectives limited the payout to two times the target, but did not otherwise specify the payout for achieving revenue growth higher than -2.0%. For the other named executive officers, 200% of target was to be awarded for revenue growth of 0.0% or greater, and 0% of target was to be awarded for revenue growth of less than -5.0%.

     The other target bonus objectives for the named executive officers are set forth in detail below.

     Corporate Strategy: Develop new strategies to increase our sales and revenue growth rates for fiscal years 2012 through 2015. Improve market share gains, with emphasis on having a plan to address competitive threats. For Messrs. Butler and Reidy, achieve 1% to 1.5% of plan revenue through strategic acquisitions and strategically review our balance sheet, credit rating options, extended portfolio strategy, share repurchase levels, dividend policy and other methods designed to return excess cash to stockholders.

     Succession and Executive Development: Achieve the following specified milestones in our succession planning and executive development initiatives:
  Strengthen our leadership pipeline;

  Foster the success and development of specified executives; and

  Continue improving the representation of female and minority executives.
     Service Profit Chain: Improve our service profit chain by enhancing service quality, increasing client satisfaction and retention levels and improving associate turnover levels.

     Leadership: Achieve quality leadership accomplishments, successful involvement on the executive committee and, in the case of Mr. Reidy, an effective control environment.

     Return on Equity: Achieve target return on equity of 20.0% from continuing operations. Maximum allocation for 21.0% return on equity from continuing operations.

     Margin Improvement: Achieve initiatives to drive margin improvement for fiscal year 2011.

     Division Financial Performance: For Ms. Lee and Messrs. Rodriguez and Langdon, successfully achieve revenue, net operating income, sales growth and client retention equal to their respective divisions’ fiscal year 2010 planned results.

     Division Initiatives: For Ms. Lee and Messrs. Rodriguez and Langdon, drive division margin improvement for fiscal year 2011 and achieve 1.0% to 3.0% of plan revenue through strategic acquisitions.

     Security: Implement an effective vendor management program, conduct a global data classification assessment and successfully complete enterprise-wide security initiatives.

     Investor Relations: Achieve further improvements in investor relations, increased involvement of other executives and increased progress with the international investment community.

Long-Term Incentive Compensation Programs

     We believe that long-term incentive compensation is a significant factor in attracting and retaining key executives and in aligning their interests directly to the interests of our stockholders. Long-term incentives are awarded in the form of restricted stock awards and stock option grants.

     Based on the review conducted by Cook & Co., we decided to slightly increase our emphasis on performance-based restricted stock awards over stock options. As a result, for all of our named executive officers except our chief executive officer we have increased the performance-based restricted stock target awards from 60% to 70% of total long-term incentive compensation value and reduced the stock option awards by a corresponding amount. Mr. Butler’s employment agreement provides for a minimum annual stock option grant that results in a long-term incentive mix with a greater portion of stock options than the other named executive officers. For fiscal year 2010, Mr. Butler’s target long-term incentive mix had 45% of the value in performance-based restricted stock and 55% in stock options. We believe these grant value mixes provide us with a strong executive attraction and retention program. The compensation committee may also from time to time grant discretionary awards of time-based restricted stock to our executive officers. These awards are not considered in the target allocation of total long-term incentive compensation between performance-based restricted stock awards and stock option grants.

     The current target long-term incentive mix for executive officers is shown in the following chart:

     We use a fixed share grant methodology for determining each award to our named executive officers, which the compensation committee reviews annually to ensure that the resulting value remains generally consistent with our median compensation philosophy. As with base salary and bonus, management provides the compensation committee with a history of its equity grant practices for the preceding four years and an analysis of the grant size consistent with our target, the median of competitive compensation practices, for each named executive officer.

     Prior to the beginning of each fiscal year, we analyze the performance-based restricted stock and stock option target award and grant levels to confirm that our desired target long-term incentive compensation values are appropriate in the context of the compensation studies referred to under “Compensation Market Data” above. When comparing our desired values to these compensation studies, we look at both equity elements in total.

     Uncertainty in the worldwide economic environment has made projecting earnings per share growth challenging. In response, the compensation committee established a one-year performance period for our performance-based restricted stock program beginning in fiscal year 2010; the other terms of our performance-based restricted stock program did not change. One-year performance-based restricted stock award targets were set in September 2009 for the fiscal year 2010 performance period.

     At its August 2009 meeting, the compensation committee approved target awards of one-year performance based restricted stock for fiscal year 2010 and stock option grants for Mr. Butler. At its February 2010 meeting, the compensation committee approved stock option grants for the other named executive officers. Performance-based restricted stock and stock option awards for fiscal year 2010 are summarized in the table below:

Named Executive Officer	Target PBRS Award	Stock Options
Mr. Butler	34,000	225,000
Mr. Reidy	10,400	20,000
Ms. Lee	7,200	17,000
Mr. Rodriguez	7,200	17,000
Mr. Langdon	7,200	17,000

     The employment agreements of Messrs. Butler and Reidy affect their long-term incentive compensation.

     Mr. Butler’s employment agreement provides that if his performance goals under the applicable performance-based restricted stock program have been achieved at the 100% target level, the company will issue Mr. Butler at least 32,000 shares of restricted stock. Mr. Butler’s employment agreement also provides for a grant of stock options covering a minimum of 200,000 shares of common stock each fiscal year during the term of the employment agreement. The Committee agreed to these amounts through an arms-length negotiation with Mr. Butler.

     Mr. Reidy’s employment agreement provides that if his performance goals under the applicable performance-based restricted stock program have been achieved at the 100% target level, the company will issue Mr. Reidy 13,000 shares of restricted stock; however, due to the one-year performance based restricted stock program his fiscal year 2010 target award was set at 80% of this amount (10,400 shares). Mr. Reidy’s employment agreement also provides for a grant of stock options covering a minimum of 20,000 shares of common stock each fiscal year during the term of the employment agreement. We agreed to these amounts through an arms-length negotiation with Mr. Reidy. In determining the grant sizes, we took into account restricted stock and option arrangements Mr. Reidy had with his prior employer and our review of competitive equity compensation practices.

     Messrs. Butler’s and Reidy’s employment agreements are summarized in more detail below under “Mr. Butler Employment Agreement” and “Mr. Reidy Employment Agreement”, respectively.

     Performance-Based Restricted Stock

     We use a performance-based restricted stock program to align the compensation of our key executives with long-term company operating performance.

     Fiscal Years 2009-2010: In September 2008, we established that under our two-year performance-based restricted stock program for fiscal years 2009 and 2010, average two-year earnings per share growth of more than 10% would be required to receive the awards at the target level and that awards would be adjusted upward or downward at the end of the performance period as follows:

Restricted Stock Grant as
Average Earnings Per Share Growth	Percentage of Target
7% or under	0%
>7% to 8.5%	75%
>8.5% to 10%	90%
>10% to 14%	100%
>14% to 17%	115%
Over 17%	125%

     Our actual average two-year annual earnings per share growth rate for fiscal years 2009 and 2010 was 4.4%, resulting in no awards of restricted stock.

     Fiscal Year 2010: In September 2009, due to the uncertainty in the economy and the difficulty projecting two years of earnings per share growth, we established target earnings per share growth of more than -4% for fiscal year 2010. Awards were to be adjusted upward or downward at the end of the performance period as follows:

Restricted Stock Grant as
Earnings Per Share Growth	Percentage of Target
-9% or under	0%
>-9% to -6%	75%
>-6% to -4%	90%
>-4% to -1%	100%
>-1% to 1%	115%
Over 1%	125%

     Our actual earnings per share growth for fiscal year 2010 was -0.4%, resulting in awards of restricted stock at 115% of target level. These shares of restricted stock were issued in September 2010 and are scheduled to vest fully in March 2011. The program provides that if an executive officer terminates his or her employment with the company prior to the March 2011 vesting date, the unvested restricted stock will be forfeited. However, Mr. Langdon’s shares will be permitted to vest in accordance with his separation agreement. See “Termination Agreement with Mr. Langdon” below.

     Uncertainty in the worldwide economic environment has continued to make projecting earnings per share growth challenging. In response, the compensation committee maintained a one-year performance period for our fiscal year 2011 performance-based restricted stock program.

     Dividends are paid in respect of performance-based restricted stock after shares are granted and not during the performance period.

     Time-Based Restricted Stock

     The compensation committee may from time to time grant discretionary awards of time-based restricted stock to our executive officers. These discretionary grants assist us in the recruitment, promotion or retention of executive officers.

     In March 2010, Ms. Lee and Mr. Rodriguez were each granted 9,500 shares of restricted stock in recognition of their additional responsibilities due to significant organizational changes. These awards and their long-term vesting schedule are designed to aid in the retention of these key executives. Each award is scheduled to vest as follows: 5,000 shares in March 2011; 1,500 shares in March 2012; 1,500 shares in March 2013; and 1,500 shares in March 2014.

     Stock Options

     We grant stock options to our executive officers (other than our chief executive officer) based upon their pay grades. Stock options granted in April 2008 and thereafter generally vest over four years. The grant level for each pay grade is determined based on our annual review of our long-term incentive compensation program. Our chief executive officer recommends to the compensation committee the number of stock options for our executive officers, other than himself. The compensation committee determined and approved stock option grants for our chief executive officer as part of a review of his entire compensation package based on the guidance of its compensation consultant Cook & Co. The compensation committee approved stock option grants to Mr. Butler in August 2009, and to Messrs. Reidy, Rodriguez, Langdon and

Ms. Lee in February 2010. The grant levels approved by the compensation committee for fiscal year 2010 were consistent with the grant levels approved for fiscal year 2009. Additional stock option grants may be made to assist us in recruiting, promoting or retaining executive officers.

     While the compensation committee can consider a stock option grant at any time for our executive officers, it makes most stock option grants at its first meeting in the calendar year. We do not coordinate this meeting date with any regularly scheduled announcement or corporate event.

Other Compensation Components and Considerations

     In addition to the components discussed above and the opportunity to participate in the same Employees’ Savings-Stock Purchase Plan and the same health and welfare benefits available to our US associates generally, we offer our executive officers retirement benefits, deferred compensation, perquisites, and change in control protection. We believe these additional benefits are fair, competitive, consistent with our overall compensation philosophy and designed to ensure that we can effectively retain our executive officers as well as effectively compete for executive talent.

     Retirement Benefits

     All executive officers can participate in the Automatic Data Processing, Inc. Retirement and Savings Plan (our 401(k) plan) and are automatically enrolled in the Automatic Data Processing, Inc. Pension Retirement Plan (a tax-qualified, defined benefit, cash balance pension plan) and the Supplemental Officers Retirement Plan. The Supplemental Officers Retirement Plan provides retirement benefits to our executive officers in excess of those generally available under our qualified cash balance pension plan. The Supplemental Officers Retirement Plan enables us to attract and retain senior and experienced mid- to late-career executive talent necessary to achieve growth and provides these executive officers with a retirement benefit targeted to a competitive income replacement ratio at normal retirement age.

     Deferred Compensation

     All executive officers may defer all or a portion of their annual bonuses into a deferred compensation account. We make this program available to our executive officers to be competitive, to facilitate the recruitment of new executives and to provide our executive officers with a tax efficient way to save for retirement. Since the deferral accounts are made up of funds already earned by the executive officers, we do not consider the executive’s deferred account balances, or investment earnings or losses on such balances, when we make compensation decisions.

     Perquisites

     Mr. Butler receives a fixed annual perquisite allowance of $125,000 that he allocates based on his personal needs.

     We provide each of our executive officers the use of automobiles leased by the company. Consistent with our policy towards all attendees, we pay for the spouses of our executive officers to accompany them to our annual sales President’s Club events. Finally, the ADP Foundation makes contributions that match the charitable gifts made by our executive officers (including the named executive officers) up to a maximum of $20,000 per calendar year.

     Beginning in fiscal year 2010, we eliminated tax gross-up payments to our executive officers that had previously been permitted in connection with travel benefits and personal airplane usage. In fiscal year 2010 we also eliminated reimbursement for executive physical examinations that had previously been paid for by the company. Adult physicals are now a covered benefit under the company’s medical plan, which was not the case when this perquisite was first implemented. We did not make any tax gross-up payments to our named executive officers in fiscal year 2010, except for payments related to relocation expenses, which are available to all participants in the company’s relocation program.

     Change in Control and Severance Arrangements

     The Automatic Data Processing, Inc. Change in Control Severance Plan for Corporate Officers is designed (i) to retain our executive officers (including the named executive officers) and our staff vice presidents and (ii) to align their interests with our stockholders’ interests so that they can consider transactions that are in the best interests of our stockholders and maintain their focus without concern regarding how any such transaction might personally affect them. In addition, Messrs. Butler and Reidy have individual arrangements described below under “Potential Payments Upon Termination or Change of Control.”

     Our executive officers have different separation entitlements from one another. Our chief executive officer is entitled to severance equal to approximately three times base salary and bonus under some termination scenarios, while our other executive officers are entitled to severance equal to approximately one to one and one-half times base salary and bonus. We believe that a higher severance multiple for our chief executive officer is needed in order to attract the individual we believe is best suited for the office. Our chief executive officer is the individual the public and our stockholders most closely identify as the face of the company. He has the greatest individual impact on our success, and he faces the greatest personal risks when the company takes risks. Our Change in Control Severance Plan for Corporate Officers also provides that the vesting of certain unvested equity awards may be accelerated under some termination scenarios.

     The severance formulas we use for executive officers are each designed to provide the level of replacement income we feel is appropriate for that office, but the compensation our executive officers may receive after termination of employment or a change in control is not taken into account when current compensation levels are determined.

     Accounting and Tax Considerations

     We consider the accounting and tax implications when we design our equity-based and cash compensation programs and when we make awards or grants. Our goal is to make only equity-based awards and grants that we can deduct when determining our taxes. However, the overriding consideration when evaluating the pay level or design component of any portion of our executives’ compensation is the effectiveness of the component and the stockholder value that management and the compensation committee believe the pay component reinforces.

     We try to maximize the tax deductibility of compensation payments to executive officers. Our stockholders have approved our incentive plans that are designed and administered to provide performance-based compensation that is awarded to our executive officers, and therefore not subject to the deduction limits of Section 162(m) of the Internal Revenue Code. The compensation committee may, however, award compensation that is not deductible under Section 162(m) when, in the exercise of the committee’s judgment, such pay would be in the best interests of the company and its stockholders.

     Compensation Recovery

     Our 2008 Omnibus Award Plan gives the compensation committee the flexibility to grant cash and equity awards that the company may recover if a recipient engages in certain types of misconduct. Beginning in February 2009, stock options and restricted stock awards under our 2008 Omnibus Award Plan allow the compensation committee to cause a recipient’s award to be forfeited, and to require the recipient to pay to us any option gain and/or the value of vested restricted stock, as applicable, if the recipient engages in activity that is in conflict with or adverse to our interests, including but not limited to fraud or conduct contributing to any financial restatements or irregularities, or if the recipient violates a restrictive covenant.

     Share Ownership Guidelines

     The compensation committee established share ownership guidelines to encourage equity ownership by our executive officers in order to reinforce the link between their financial interests and those of our stockholders. We set the share ownership guidelines on the basis of each executive officer’s pay grade, expressed as a multiple of the executive officer’s base salary on the first day of the fiscal year. Stock ownership (as defined under the guidelines) includes shares owned outright by the executive officer or beneficially through ownership by direct family members (spouses and/or dependent children), or shares owned through our Retirement and Savings Plan. Under our share ownership guidelines, Mr. Butler is encouraged to own an amount of our stock equal in value to five times his base salary, while Messrs. Reidy and Rodriguez and Ms. Lee are encouraged to own an amount of our stock equal in value to three times their respective base salaries.

Separation Arrangement with Mr. Langdon

     Mr. Langdon terminated from the company on June 30, 2010. Taking into account the years of valuable service Mr. Langdon provided to the company, we agreed to provide separation benefits to him that consist in part of cash payments, continued vesting of certain equity awards and continued participation in our stock plans. The arrangement for Mr. Langdon is consistent with the separation arrangements we sometimes provide to departing executives whose long-term service deserves special recognition over and above the fixed pay and benefits that have already been earned before the executive’s departure.

COMPENSATION COMMITTEE REPORT

     The compensation committee has reviewed and discussed with management the foregoing Compensation Discussion and Analysis section of the company’s 2010 proxy statement. Based on its review and discussions with management, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in the company’s 2010 proxy statement.

Compensation Committee
of the Board of Directors

Gregory D. Brenneman, Chairman
R. Glenn Hubbard
John P. Jones

COMPENSATION OF EXECUTIVE OFFICERS

     The following table summarizes the compensation of our named executive officers for fiscal year 2010.

Summary Compensation Table For Fiscal Year 2010

							Change in
							Pension
							Value and
						Non-Equity	Nonqualified
						Incentive	Deferred
				Stock	Option	Plan	Compensation	All Other
Name and				Awards	Awards	Compensation	Earnings	Compensation
Principal Position	Year	Salary ($)	Bonus ($)	($) (1)	($) (1)	($) (2)	($) (3)	($) (4)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Gary C. Butler	2010	$1,000,000	$0	$1,440,580	$1,723,500	$2,020,000	$2,761,828	$176,025	$9,121,933
President and Chief	2009	$1,000,000	$0	$1,659,200	$1,982,250	$1,295,000	$1,722,475	$192,032	$7,850,957
Executive Officer	2008	$900,000	$0	$1,951,688	$2,268,000	$2,579,405	$1,095,792	$184,641	$8,979,526

Christopher R. Reidy	2010	$532,400	$0	$440,648	$137,000	$557,900	$303,301	$42,199	$2,013,448
Chief Financial	2009	$532,400	$0	$507,520	$144,000	$346,600	$129,759	$43,808	$1,704,087
Officer	2008	$510,000	$21,780	$990,113	$156,000	$524,520	$99,853	$35,847	$2,338,113

Regina R. Lee	2010	$441,667	$0	$703,209	$116,450	$468,900	$386,891	$97,788	$2,214,905
Division President	2009	$425,000	$0	$351,360	$122,400	$260,580	$140,253	$37,100	$1,336,693

Carlos A. Rodriguez	2010	$433,333	$0	$703,209	$116,450	$536,000	$226,893	$54,194	$2,070,079
Division President	2009	$400,000	$35,504	$351,360	$122,400	$174,496	$47,809	$161,375	$1,292,944

Campbell B. Langdon	2010	$450,000	$0	$305,064	$116,450	$305,600	$308,909	$494,965	$1,980,988
Division President
____________________

(1)	Amounts set forth in the Stock Awards and Option Awards columns represent the aggregate grant date fair value of awards granted in fiscal years 2010, 2009 and 2008 computed in accordance with FASB ASC Topic 718, disregarding estimates of forfeitures related to service-based vesting conditions. For additional information about the assumptions used in these calculations, see Note 14 to our audited consolidated financial statements for the fiscal year ended June 30, 2010 included in our annual report on Form 10-K for the fiscal year ended June 30, 2010. The amounts shown in the Stock Awards column reflect the grant date fair value of performance-based restricted stock based upon the probable outcome of the performance condition as of the grant date. The maximum value of the performance-based restricted stock awards granted in fiscal year 2010 assuming achievement of the highest level of performance are: Mr. Butler, $1,800,725; Mr. Reidy, $550,810; Ms. Lee, $381,330; Mr. Rodriguez, $381,330; and Mr. Langdon, $381,330.

(2)	Performance-based bonuses paid under the annual cash bonus program are shown in this column. A discussion of our annual cash bonus program may be found in our Compensation Discussion and Analysis under “Cash Compensation - Annual Cash Bonus”.

(3)	Amounts shown reflect the aggregate increase during the last fiscal year in the present value of the executive’s benefit under our tax-qualified cash balance pension plan, the Automatic Data Processing, Inc. Pension Retirement Plan, and our non-qualified supplemental retirement plan, the Supplemental Officers Retirement Plan. There were no above-market or preferential earnings on nonqualified deferred compensation. The Pension Retirement Plan and the Supplemental Officers Retirement Plan provide benefits in the form of a lump sum and/or an annuity. We calculated a present value of the executive’s benefit using an interest rate, a discount rate and a mortality assumption. We calculated the present value as of June 30, 2007 using the RP-2000 white collar mortality rate (projected to 2007), a 4.75% interest crediting rate for the pension plan, and a 6.25% discount rate; we calculated the present value as of June 30, 2008 using the RP-2000 white collar mortality rate (projected to 2008), a 4.50% interest crediting rate for the pension plan, and a 6.95% discount rate; the present value as of June 30, 2009 is based on the RP-2000 white collar mortality table (projected to 2009), a 4.25% interest crediting rate for the pension plan, and a 6.8% discount rate; the present value as of June 30, 2010 is based on the RP-2000 white collar mortality table (projected to 2017), a 3.75% interest crediting rate for the pension plan, and a 5.25% discount rate.

(4)	Please refer to the “All Other Compensation” table below for further information.

ALL OTHER COMPENSATION FOR FISCAL YEAR 2010

				Matching
	Other	Tax	Perquisite	Charitable
Name	Benefits	Payments	Allowance	Contributions	Severance	Total
	(1)	(2)	(3)	(4)
Gary C. Butler	$31,025	$0	$125,000	$20,000	$0	$176,025
Christopher R. Reidy	$28,199	$0	$0	$14,000	$0	$42,199
Regina R. Lee	$86,646	$11,142	$0	$0	$0	$97,788
Carlos A. Rodriguez	$41,644	$0	$0	$12,550	$0	$54,194
Campbell B. Langdon	$40,465	$0	$0	$4,500	$450,000	$494,965
____________________

(1)	Other Benefits include:

	(a)	Actual cost to the company of leasing automobiles (and covering related maintenance, registrations and insurance fees) used for personal travel: Mr. Butler, $19,619; Mr. Reidy $19,958; Ms. Lee, $18,371; Mr. Rodriguez, $15,620; and Mr. Langdon, $24,869.

	(b)	Amount paid by company on behalf of the executives’ spouses who accompanied such executives on business travel: Ms. Lee, $1,300; and Mr. Langdon, $4,553.

	(c)	Relocation expense (available to the company’s associates generally): Ms. Lee, $55,891; and Mr. Rodriguez, $14,897.

	(d)	Matching contributions to the company’s Retirement and Savings Plan (available to the company’s associates generally): Mr. Butler, $10,290; Mr. Reidy, $7,350; Ms. Lee, $10,290; Mr. Rodriguez, $10,290; and Mr. Langdon, $10,290.

	(e)	Life insurance and accidental death and dismemberment premiums paid by the company (available to the company’s associates generally): Mr. Butler, $1,116; Mr. Reidy, $891; Ms. Lee, $795; Mr. Rodriguez, $837; and Mr. Langdon, $753.

(2)	Gross-up for relocation expense (available to all participants in the relocation program) for Ms. Lee, $11,142.

(3)	Pursuant to the provisions of his employment agreement, Mr. Butler has an annual perquisite allowance of $125,000, which he used in fiscal year 2010 to fully reimburse the company for his personal use of aircraft chartered by the company and the incremental cost to the company of his personal use of aircraft owned by the company. Personal use of the aircraft benefit is valued at the actual incremental cost to the company of providing the benefit to the executive. With respect to the aircraft chartered by the company, the incremental cost is the contracted per-hour cost, including empty aircraft positioning costs, plus any fuel surcharges, additional catering or landing fees, taxes and segment fees. With respect to the aircraft owned by the company, the incremental cost is calculated by multiplying the personal flight time, including empty aircraft positioning time, by the aircraft’s hourly variable operating cost. Variable operating cost includes maintenance, fuel, cleaning, landing fees, flight fees, catering, and crew traveling expenses, including hotels, meals and transportation. Since the aircraft owned by the company is primarily used for business travel, we do not include the fixed costs that do not change based on usage, such as crew salaries as well as hangar, insurance and management fees.

(4)	Reflects matching charitable contributions made by the ADP Foundation in an amount not to exceed $20,000 in a calendar year in respect of any given named executive officer’s charitable contributions for that calendar year.

GRANTS OF PLAN-BASED AWARDS TABLE FOR FISCAL YEAR 2010

										All Other	All Other
										Stock	Option		Grant Date
							Estimated Future Payouts			Awards:	Awards:	Exercise or	Fair
			Plan	Estimated Future Payouts Under			Under Equity Incentive Plan			Number of	Number of	Base Price	Value of
		Date of	Under Which	Non-Equity Incentive Plan Awards			Awards			Shares of	Securities	of Option	Stock
	Grant	Corporate	Grant Was	Threshold	Target	Maximum	Threshold	Target	Maximum	Stock	Underlying	Awards	and Option
Name	Date	Action	Made	$	$	$	#	#	#	or Units #	Options #	($/Share)	Awards $
(a)	(b)	(bb)		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Gary C. Butler	—		Cash Bonus	$0	$1,550,000	$3,100,000
	11/11/2009	9/24/2009	1-Yr. PBRS				0	34,000	42,500				$1,440,580
	8/13/2009	8/13/2009	Stock Options								225,000	$38.74	$1,723,500

Christopher R. Reidy	—		Cash Bonus	$0	$425,900	$745,360
	11/11/2009	9/24/2009	1-Yr. PBRS				0	10,400	13,000				$440,648
	2/10/2010	2/10/2010	Stock Options								20,000	$40.70	$137,000

Regina R. Lee	—		Cash Bonus	$0	$380,000	$665,000
	11/11/2009	9/24/2009	1-Yr. PBRS				0	7,200	9,000				$305,064
	3/3/2010	3/3/2010	TBRS							9,500			$398,145
	2/10/2010	2/10/2010	Stock Options								17,000	$40.70	$116,450

Carlos A. Rodriguez	—		Cash Bonus	$0	$400,000	$700,000
	11/11/2009	9/24/2009	1-Yr. PBRS				0	7,200	9,000				$305,064
	3/3/2010	3/3/2010	TBRS							9,500			$398,145
	2/10/2010	2/10/2010	Stock Options								17,000	$40.70	$116,450

Campbell B. Langdon	—		Cash Bonus	$0	$315,000	$551,250
	11/11/2009	9/24/2009	1-Yr. PBRS				0	7,200	9,000				$305,064
	2/10/2010	2/10/2010	Stock Options								17,000	$40.70	$116,450

     In the foregoing Grants of Plan-Based Awards table, we refer to our one-year performance-based restricted stock program as 1-Yr PBRS and to our time-based restricted stock program as TBRS, both of which are granted under our 2008 Omnibus Award Plan. Stock options were also granted under the company’s 2008 Omnibus Award Plan.

     The grant dates shown in column (b) of the table were determined pursuant FASB ASC Topic 718. Column (bb) of the table shows the actual dates on which our compensation committee:
  set target award amounts under the one-year performance-based restricted stock program;

  awarded restricted stock under the time-based restricted stock program; and

  granted stock options.
     In determining the foregoing awards and grants, we took into account the employment agreements with Messrs. Butler and Reidy, which are summarized below.

     We computed the grant date fair value of each restricted stock award and option grant shown in column (l) in accordance with FASB ASC Topic 718, disregarding estimates of forfeitures related to service-based vesting conditions. For additional information about the assumptions used in these calculations, see Note 14 to our audited consolidated financial statements for the fiscal year ended June 30, 2010 included in our annual report on Form 10-K for the fiscal year ended June 30, 2010.

Mr. Butler Employment Agreement

     Mr. Butler entered into an employment agreement with the company on June 28, 2006. The agreement provides for successive one-year terms beginning on August 31, 2006 unless terminated by the company or Mr. Butler at least six months before the end of the applicable one-year term.

     Mr. Butler’s annual base salary is at least $850,000, and his annual target bonus is at least $1,200,000. The actual bonus paid to Mr. Butler is based upon his accomplishment of pre-established performance goals established by the compensation committee. If the performance goals established by the compensation committee under the applicable two-year performance-based restricted stock program have been achieved at the 100% target level, the company will issue Mr. Butler at least 32,000 shares of restricted stock. If the performance goals for any such program are exceeded or are not achieved, the number of shares of restricted stock issued to Mr. Butler will be increased or decreased, as appropriate.

     Pursuant to the employment agreement, Mr. Butler received a one-time stock option grant of 150,000 shares of common stock on July 1, 2006. In addition, Mr. Butler will be granted stock options for a minimum of 200,000 shares of common stock each fiscal year during the term of the employment agreement. Subject to the attainment of any pre-established performance goals that may be set by the compensation committee (in its sole discretion), each stock option will vest in five equal annual installments of 20% each, commencing one year after the applicable grant date.

     The company will pay Mr. Butler a perquisite allowance of $125,000 each fiscal year. The salary, bonus, stock and other arrangements for Mr. Butler will be reviewed annually by the compensation committee and may be increased in its sole discretion. Mr. Butler is also entitled to participate in all of the company’s then current pension, 401(k), medical and health, life, accident, disability and other insurance programs, stock purchase and other plans and arrangements (including all policies relating to the exercise of stock options following a person’s retirement from, or cessation of employment with, the company) that are generally available to other senior executives of the company.

     Mr. Butler’s employment agreement also contains provisions related to change in control or termination, which are summarized below under “Potential Payments to Named Executive Officers Upon Termination or Change In Control.”

Mr. Reidy Employment Agreement

     Mr. Reidy entered into an employment agreement with the company on August 1, 2006. Mr. Reidy’s annual base salary is at least $500,000, and his annual target bonus is at least $400,000. The actual bonus paid to Mr. Reidy is based upon his accomplishment of pre-established performance goals established by the compensation committee. If the performance goals established by the compensation committee under the applicable two-year performance-based restricted stock program have been achieved at the 100% target level, the company will issue Mr. Reidy 13,000 shares of restricted stock. If the performance goals for any such program are exceeded or are not achieved, the number of shares of restricted stock issued to Mr. Reidy will be increased or decreased, as appropriate. Commencing in January 2008, Mr. Reidy will be granted stock options for a minimum of 20,000 shares of common stock each fiscal year during the term of the employment agreement.

     Mr. Reidy’s employment agreement also contains provisions related to his involuntary termination from the company, which are summarized below under “Potential Payments to Named Executive Officers Upon Termination or Change In Control.”

Restricted Stock

     We currently grant restricted stock under our 2008 Omnibus Award Plan. Restricted stock awards granted in connection with our performance-based restricted stock program vest six months following issuance. Other restricted stock awards vest over periods determined by our compensation committee. Holders of shares of restricted stock are entitled to receive dividends paid on their restricted shares.

     Beginning in February 2009, restricted stock awards under our 2008 Omnibus Award Plan allow the compensation committee to cause a recipient’s award to be forfeited, and to require the recipient to pay to us any gain realized on the award (the fair market value, on the applicable vesting date, of the shares delivered to the participant), if the recipient engages in an activity that is in conflict with or adverse to our interests, including but not limited to fraud or conduct contributing to any financial restatements or irregularities, or if the recipient violates a restrictive covenant.

Stock Options

     We currently grant stock options under our 2008 Omnibus Award Plan. Stock options have an exercise price equal to our closing stock price on the date of grant, although options granted before January 2007 under our 2000 Stock Option Plan have an exercise price equal to the average of the high and the low sales prices of our stock on the day of grant. Stock options have a term of up to ten years from the date of grant. No option may be exercised after the expiration of its ten-year term.

     Stock options granted in April 2008 and thereafter generally vest over four years. Options granted prior to April 2008 generally vest over a five-year period, beginning on the second anniversary of the grant date (for all key executives of the company, including the named executive officers other than Mr. Butler, whose options started vesting on the first anniversary of the grant date), or the first anniversary of the grant date (for all other optionholders).

     Stock options granted under our 2008 Omnibus Award Plan become fully vested and exercisable upon the death or disability of an optionholder who (i) is an active employee, (ii) satisfied the company’s retirement criteria and retired on or after age 55 with ten years of service (Normal Retirement) or (iii) retired in the previous twelve months on or after age 55 with between five and ten years of service with the company and its subsidiaries. Stock options will continue to vest following a Normal Retirement that occurs after the first anniversary of an option’s grant date.

     Vested options granted under our 2008 Omnibus Award Plan may generally be exercised for up to 60 days following an optionholder’s termination of employment with the company, provided that:
  optionholders who retire on or after Normal Retirement will have up to 37 months following retirement to exercise their vested options (subject to extension in the case of subsequent death);

  optionholders who retire on or after age 55 with between five and ten years of service will have up to twelve months following retirement to exercise their vested options (subject to extension in the case of subsequent death);

  optionholders who die or become disabled on or after eligibility for Normal Retirement will have up to 36 months following their death or disability to exercise their vested options (subject to extension in the case of subsequent death following a disability); and

  optionholders who were not eligible for Normal Retirement on the date of death or disability will have up to twelve months following their death or disability to exercise their vested options (subject to extension in the case of subsequent death following a disability).
     Beginning in February 2009, stock option awards under our 2008 Omnibus Award Plan allow the compensation committee to cause a recipient’s award to be forfeited, and to require the recipient to pay to us any option gain, if the recipient engages in an activity that is in conflict with or adverse to our interests, including but not limited to fraud or conduct contributing to any financial restatements or irregularities, or if the recipient violates a restrictive covenant.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2010

	Option Awards					Stock Awards
									Equity
									Incentive
								Equity	Plan
								Incentive	Awards:
								Plan	Market
								Awards:	or Payout
								Number of	Value of
							Market	Unearned	Unearned
		Number of	Number of			Number	Value of	Shares,	Shares,
		Securities	Securities			of Shares	Shares or	Units or	Units or
		Underlying	Underlying			or Units of	Units of	Other	Other
		Unexercised	Unexercised	Option		Stock That	Stock That	Rights	Rights That
		Options (#)	Options (#)	Exercise	Option	Have Not	Have Not	That Have	Have Not
	Grant	(Exercisable)	(Unexercisable)	Price	Expiration	Vested	Vested	Not Vested	Vested
Name	Date (1)	(2)	(2)	($) (2)	Date	(#)	($) (3)	(#) (4)	($)
(a)		(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)
Gary C. Butler	8/14/2000	109,750	0	$51.11	8/14/2010
	8/13/2001	109,750	0	$44.06	8/13/2011
	9/21/2001	8,780	0	$39.64	9/20/2011
	7/22/2002	87,689	0	$29.38	7/21/2012
	8/12/2002	109,750	0	$33.58	8/11/2012
	8/11/2003	219,499	0	$34.45	8/10/2013
	8/11/2004	79,020	19,755	$35.56	8/10/2014
	8/11/2005	65,850	43,900	$40.51	8/10/2015
	7/1/2006	230,475	153,650	$41.50	6/30/2016
	8/9/2007	80,000	120,000	$47.55	8/8/2017
	8/14/2008	56,250	168,750	$45.34	8/13/2018
	8/13/2009		225,000	$38.74	8/12/2019
	9/1/2010					39,100	$1,574,166

Christopher R. Reidy	10/2/2006	32,925	49,387	$42.98	10/1/2016
	1/31/2008	4,000	16,000	$40.28	1/30/2018
	2/10/2009	5,000	15,000	$37.58	2/9/2019
	2/9/2010		20,000	$40.70	2/8/2020
	4/30/2008					6,000	$241,560
	2/10/2009					5,000	$201,300
	9/1/2010					11,960	$481,510

Regina R. Lee	5/15/2001	13,170		$48.12	5/14/2011
	9/21/2001	2,496		$39.64	9/20/2011
	5/6/2002	12,072		$45.84	5/6/2012
	7/22/2002	5,487		$29.38	7/21/2012
	5/13/2003	12,072		$31.28	5/12/2013
	11/11/2003	6,585		$35.74	11/10/2013
	5/11/2004	12,072		$42.30	5/10/2014
	1/27/2005	8,780	2,195	$39.40	1/26/2015
	1/27/2006	7,902	5,268	$40.70	1/26/2016
	1/26/2007	7,463	11,194	$42.94	1/25/2017
	4/25/2007		30,000	$44.91	4/24/2017
	1/31/2008	3,400	13,600	$40.28	1/30/2018
	2/10/2009	4,250	12,750	$37.58	2/9/2019
	2/9/2010		17,000	$40.70	2/8/2020
	4/25/2007					10,000	$402,600
	4/30/2008					12,000	$483,120
	2/10/2009					8,500	$342,210
	3/3/2010					9,500	$382,470
	9/1/2010					8,280	$333,353

Carlos A. Rodriguez	5/15/2001	13,170		$48.12	5/14/2011
	9/21/2001	2,511		$39.64	9/20/2011
	5/6/2002	13,170		$45.84	5/5/2012

	Option Awards					Stock Awards
									Equity
									Incentive
								Equity	Plan
								Incentive	Awards:
								Plan	Market
								Awards:	or Payout
								Number of	Value of
							Market	Unearned	Unearned
		Number of	Number of			Number	Value of	Shares,	Shares,
		Securities	Securities			of Shares	Shares or	Units or	Units or
		Underlying	Underlying			or Units of	Units of	Other	Other
		Unexercised	Unexercised	Option		Stock That	Stock That	Rights	Rights That
		Options (#)	Options (#)	Exercise	Option	Have Not	Have Not	That Have	Have Not
	Grant	(Exercisable)	(Unexercisable)	Price	Expiration	Vested	Vested	Not Vested	Vested
Name	Date (1)	(2)	(2)	($) (2)	Date	(#)	($) (3)	(#) (4)	($)
(a)		(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)
	7/22/2002	2,634		$29.38	7/21/2012
	5/13/2003	5,268		$31.28	5/12/2013
	8/11/2003	4,390		$34.45	8/10/2013
	5/11/2004	16,462		$42.30	5/10/2014
	1/27/2005	8,780	2,195	$39.40	1/26/2015
	1/27/2006	6,585	4,390	$40.70	1/26/2016
	1/26/2007	5,268	7,902	$42.94	1/25/2017
	4/25/2007		30,000	$44.91	4/24/2017
	1/31/2008	3,400	13,600	$40.28	1/30/2018
	2/10/2009	4,250	12,750	$37.58	2/9/2019
	2/9/2010		17,000	$40.70	2/8/2020
	4/25/2007					10,000	$402,600
	4/30/2008					12,000	$483,120
	2/10/2009					8,500	$342,210
	3/3/2010					9,500	$382,470
	9/1/2010					8,280	$333,353

Campbell B. Langdon	8/28/2000	54,875		$54.02	8/8/2010
	9/21/2001	3,429		$39.64	9/20/2011
	10/22/2001	16,462		$44.96	10/21/2011
	7/22/2002	20,742		$29.38	7/21/2012
	11/12/2002	16,462		$38.65	11/11/2012
	8/11/2003	13,170		$34.45	8/10/2013
	11/11/2003	19,755	3,951	$35.74	11/10/2013
	1/27/2005	10,536	2,634	$39.40	1/26/2015
	1/27/2006	7,902	5,268	$40.70	1/26/2016
	1/26/2007	5,268	7,902	$42.94	1/25/2017
	4/25/2007		30,000	$44.91	4/24/2017
	1/31/2008	3,400	13,600	$40.28	1/30/2018
	2/10/2009	4,250	12,750	$37.58	2/9/2019
	2/9/2010		17,000	$40.70	2/8/2020
	4/25/2007					10,000	$402,600
	4/30/2008					12,000	$483,120
	2/10/2009					8,500	$342,210
	9/1/2010					8,280	$333,353
____________________

(1)	We have included in the table awards under our one-year performance-based restricted stock program for fiscal year 2010. Such awards were formally made on September 1, 2010.

(2)	The option awards and exercise price of options granted prior to March 30, 2007 have been adjusted to reflect the spin-off of our former Brokerage Services Group business on March 30, 2007.

(3)	Market value based on June 30, 2010 closing price of our common stock of $40.26 per share.

(4)	Our performance during the two-year performance-based restricted stock program spanning fiscal years 2009 and 2010 resulted no awards; therefore, no shares are reported.

OUTSTANDING EQUITY VESTING SCHEDULE FOR FISCAL YEAR-END 2010

	Option Awards		Stock Awards
Grant or
	Grant Date	Vesting from Grant Date	Award Date	Vesting Schedule
Gary C. Butler	8/14/2000	20% vested on 8/14/2001	9/1/2010	Stock will vest six months after grant date.
20% vested on 8/14/2002
20% vested on 8/14/2003
20% vested on 8/14/2004
20% vested on 8/14/2005
	8/13/2001	60% vested on 8/13/2004
20% vested on 8/13/2005
10% vested on 8/13/2006
10% vested on 8/13/2007
	9/21/2001	100% vested on 9/1/2002
	7/22/2002	20% vested on 7/22/2003
20% vested on 7/22/2004
20% vested on 7/22/2005
20% vested on 7/22/2006
20% vested on 7/22/2007
	7/22/2002	100% vested on 9/1/2003
	8/12/2002	40% vested on 8/12/2004
20% vested on 8/12/2005
20% vested on 8/12/2006
20% vested on 8/12/2007
	8/11/2003	20% vested on 8/11/2005
20% vested on 8/11/2006
20% vested on 8/11/2007
20% vested on 8/11/2008
20% vested on 8/11/2009
	8/11/2004	20% vested on 8/11/2006
20% vested on 8/11/2007
20% vested on 8/11/2008
20% vested on 8/11/2009
20% vested on 8/11/2010
	8/11/2005	20% vested on 8/11/2007
20% vested on 8/11/2008
20% vested on 8/11/2009
20% vested on 8/11/2010
20% vests on 8/11/2011
	7/1/2006	20% vested on 7/1/2007
20% vested on 7/1/2008
20% vested on 7/1/2009
20% vested on 7/1/2010
20% vests on 7/1/2011
	8/9/2007	20% vested on 8/9/2008
20% vested on 8/9/2009
20% vested on 8/9/2010
20% vests on 8/9/2011
20% vests on 8/9/2012
	8/14/2008	25% vested on 8/14/2009
25% vested on 8/14/2010
25% vests on 8/14/2011
25% vests on 8/14/2012
	8/13/2009	25% vested on 8/13/2010
25% vests on 8/13/2011
25% vests on 8/13/2012
25% vests on 8/13/2013

	Option Awards		Stock Awards
Grant or
	Grant Date	Vesting from Grant Date	Award Date	Vesting Schedule
Christopher R. Reidy	10/2/2006	20% vested on 10/2/2008	4/30/2008	50% vests on 4/30/2012
		20% vested on 10/2/2009		50% vests on 4/30/2013
		20% vests on 10/2/2010	2/10/2009	20% vests 2/10/2013
		20% vests on 10/2/2011		80% vests 2/10/2014
		20% vests on 10/2/2012	9/1/2010	Stock will vest six months after grant date.
	1/31/2008	20% vested on 1/31/2010
20% vests on 1/31/2011
20% vests on 1/31/2012
20% vests on 1/31/2013
20% vests on 1/31/2014
	2/10/2009	25% vested on 2/10/2010
25% vests on 2/10/2011
25% vests on 2/10/2012
25% vests on 2/10/2013
	2/9/2010	25% vests on 2/9/2011
25% vests on 2/9/2012
25% vests on 2/9/2013
25% vests on 2/9/2014

Regina R. Lee	5/15/2001	20% vested on 5/15/2002	4/25/2007	50% vests on 1/1/2011
		20% vested on 5/15/2003		25% vests on 1/1/2012
		20% vested on 5/15/2004		25% vests on 1/1/2013
		20% vested on 5/15/2005	4/30/2008	50% vests on 4/30/2012
		20% vested on 5/15/2006		50% vests on 4/30/2013
	9/21/2001	100% vested on 9/1/2002	2/10/2009	100% vests on 2/10/2014
	5/6/2002	20% vested on 5/6/2003	3/3/2010	53% vests on 3/3/2011
		20% vested on 5/6/2004		16% vests on 3/3/2012
		20% vested on 5/6/2005		16% vests on 3/3/2013
		20% vested on 5/6/2006		15% vests on 3/3/2014
		20% vested on 5/6/2007	9/1/2010	Stock will vest six months after grant date.
	5/13/2003	20% vested on 5/13/2004
20% vested on 5/13/2005
20% vested on 5/13/2006
20% vested on 5/13/2007
20% vested on 5/13/2008
	11/11/2003	20% vested on 11/11/2004
20% vested on 11/11/2005
20% vested on 11/11/2006
20% vested on 11/11/2007
20% vested on 11/11/2008
	5/11/2004	20% vested on 5/11/2005
20% vested on 5/11/2006
20% vested on 5/11/2007
20% vested on 5/11/2008
20% vested on 5/11/2009
	1/27/2005	20% vested on 1/27/2007
20% vested on 1/27/2008
20% vested on 1/27/2009
20% vested on 1/27/2010
20% vests on 1/27/2011
	1/27/2006	20% vested on 1/27/2008
20% vested on 1/27/2009
20% vested on 1/27/2010
20% vests on 1/27/2011
20% vests on 1/27/2012

	Option Awards		Stock Awards
Grant or
	Grant Date	Vesting from Grant Date	Award Date	Vesting Schedule
	1/26/2007	20% vested on 1/26/2009
20% vested on 1/26/2010
20% vests on 1/26/2011
20% vests on 1/26/2012
20% vests on 1/26/2013
	4/25/2007	20% vests on 4/25/2011
40% vests on 4/25/2012
40% vests on 4/25/2013
	1/31/2008	20% vested on 1/31/2010
20% vests on 1/31/2011
20% vests on 1/31/2012
20% vests on 1/31/2013
20% vests on 1/31/2014
	2/10/2009	25% vested on 2/10/2010
25% vests on 2/10/2011
25% vests on 2/10/2012
25% vests on 2/10/2013
	2/9/2010	25% vests on 2/9/2011
25% vests on 2/9/2012
25% vests on 2/9/2013
25% vests on 2/9/2014

Carlos A. Rodriguez	5/15/2001	20% vested on 5/15/2002	4/25/2007	50% vests on 1/1/2011
		20% vested on 5/15/2003		25% vests on 1/1/2012
		20% vested on 5/15/2004		25% vests on 1/1/2013
		20% vested on 5/15/2005	4/30/2008	50% vests on 4/30/2012
		20% vested on 5/15/2006		50% vests on 4/30/2013
	9/21/2001	100% vested 9/1/2002	2/10/2009	100% vests on 2/10/2014
	5/6/2002	20% vested on 5/6/2003	3/3/2010	53% vests on 3/3/2011
		20% vested on 5/6/2004		16% vests on 3/3/2012
		20% vested on 5/6/2005		16% vests on 3/3/2013
		20% vested on 5/6/2006		15% vests on 3/3/2014
		20% vested on 5/6/2007	9/1/2010	Stock will vest six months after grant date.
	7/22/2002	20% vested on 7/22/2003
20% vested on 7/22/2004
20% vested on 7/22/2005
20% vested on 7/22/2006
20% vested on 7/22/2007
	5/13/2003	20% vested on 5/13/2005
20% vested on 5/13/2006
20% vested on 5/13/2007
20% vested on 5/13/2008
20% vested on 5/13/2009
	8/11/2003	20% vested on 8/11/2004
20% vested on 8/11/2005
20% vested on 8/11/2006
20% vested on 8/11/2007
20% vested on 8/11/2008
	5/11/2004	20% vested on 5/11/2006
20% vested on 5/11/2007
20% vested on 5/11/2008
20% vested on 5/11/2009
20% vested on 5/11/2010

	Option Awards		Stock Awards
Grant or
	Grant Date	Vesting from Grant Date	Award Date	Vesting Schedule
	1/27/2005	20% vested on 1/27/2007
20% vested on 1/27/2008
20% vested on 1/27/2009
20% vested on 1/27/2010
20% vests on 1/27/2011
	1/27/2006	20% vested on 1/27/2008
20% vested on 1/27/2009
20% vested on 1/27/2010
20% vests on 1/27/2011
20% vests on 1/27/2012
	1/26/2007	20% vested on 1/26/2009
20% vested on 1/26/2010
20% vests on 1/26/2011
20% vests on 1/26/2012
20% vests on 1/26/2013
	4/25/2007	20% vests on 4/25/2011
40% vests on 4/25/2012
40% vests on 4/25/2013
	1/31/2008	20% vested on 1/31/2010
20% vests on 1/31/2011
20% vests on 1/31/2012
20% vests on 1/31/2013
20% vests on 1/31/2014
	2/10/2009	25% vested on 2/10/2010
25% vests on 2/10/2011
25% vests on 2/10/2012
25% vests on 2/10/2013
	2/9/2010	25% vests on 2/9/2011
25% vests on 2/9/2012
25% vests on 2/9/2013
25% vests on 2/9/2014

Campbell B. Langdon	8/28/2000	16% vested on 8/28/2001	4/25/2007	50% vests on 1/1/2011
		16% vested on 8/28/2002		25% vests on 1/1/2012
		16% vested on 8/28/2003		25% vests on 1/1/2013
		17% vested on 8/28/2004	4/30/2008	50% vests on 4/30/2012
		17% vested on 8/28/2005		50% vests on 4/30/2013
		18% vested on 8/28/2006	2/10/2009	100% vests on 2/10/2014
	9/21/2001	100% vested on 9/1/2002	9/1/2010	Stock will vest six months after grant date.
	10/22/2001	20% vested on 10/22/2001
20% vested on 10/22/2002
20% vested on 10/22/2003
20% vested on 10/22/2004
20% vested on 10/22/2005
	7/22/2002	20% vested on 7/22/2003
20% vested on 7/22/2004
20% vested on 7/22/2005
20% vested on 7/22/2006
20% vested on 7/22/2007
	7/22/2002	100% vested on 9/1/2003
	11/12/2002	20% vested on 11/12/2004
20% vested on 11/12/2005
20% vested on 11/12/2006
20% vested on 11/12/2007
20% vested on 11/12/2008

Option Awards		Stock Awards
Grant or
Grant Date	Vesting from Grant Date	Award Date	Vesting Schedule
8/11/2003	20% vested on 8/11/2004
20% vested on 8/11/2005
20% vested on 8/11/2006
20% vested on 8/11/2007
20% vested on 8/11/2008
11/11/2003	20% vested on 11/11/2005
20% vested on 11/11/2006
20% vested on 11/11/2007
20% vested on 11/11/2008
20% vested on 11/11/2009
1/27/2005	20% vested on 1/27/2007
20% vested on 1/27/2008
20% vested on 1/27/2009
20% vested on 1/27/2010
20% vests on 1/27/2011
1/27/2006	20% vested on 1/27/2008
20% vested on 1/27/2009
20% vested on 1/27/2010
20% vests on 1/27/2011
20% vests on 1/27/2012
1/26/2007	20% vested on 1/26/2009
20% vested on 1/26/2010
20% vests on 1/26/2011
20% vests on 1/26/2012
20% vests on 1/26/2013
4/25/2007	20% vests on 4/25/2011
40% vests on 4/25/2012
40% vests on 4/25/2013
1/31/2008	20% vested on 1/31/2010
20% vests on 1/31/2011
20% vests on 1/31/2012
20% vests on 1/31/2013
20% vests on 1/31/2014
2/10/2009	25% vested on 2/10/2010
25% vests on 2/10/2011
25% vests on 2/10/2012
25% vests on 2/10/2013
2/9/2010	25% vests on 2/9/2011
25% vests on 2/9/2012
25% vests on 2/9/2013
25% vests on 2/9/2014

OPTION EXERCISES AND STOCK VESTED TABLE FOR FISCAL YEAR 2010

	Option Awards		Stock Awards
	Number		Number
	of Shares	Value	of Shares	Value
	Acquired on	Realized on	Acquired on	Realized on
Name	Exercise (#)	Exercise ($)	Vesting (#)	Vesting ($)
(a)	(b)	(c)	(d)	(e)
Gary C. Butler(1)	0	$0	41,667	$1,764,128
Christopher R. Reidy(2)	0	$0	13,000	$567,710
Regina R. Lee(3)	0	$0	8,667	$372,938
Carlos A. Rodriguez(4)	0	$0	8,500	$367,035
Campbell B. Langdon(5)	0	$0	9,500	$410,705
____________________

(1)	Mr. Butler acquired 6,667 shares with a market price of $35.35 on July 1, 2009 and 35,000 shares with a market price of $43.67 on March 9, 2010, each upon lapse of restrictions.

(2)	Mr. Reidy acquired 13,000 shares with a market price of $43.67 on March 9, 2010 upon lapse of restrictions.

(3)	Ms. Lee acquired 667 shares with a market price of $35.35 on July 1, 2009 and 8,000 shares with a market price of $43.67 on March 9, 2010, each upon lapse of restrictions.

(4)	Mr. Rodriguez acquired 500 shares with a market price of $35.35 on July 1, 2009 and 8,000 shares with a market price of $43.67 on March 9, 2010, each upon lapse of restrictions.

(5)	Mr. Langdon acquired 500 shares with a market price of $35.35 on July 1, 2009 and 9,000 shares with a market price of $43.67 on March 9, 2010, each upon lapse of restrictions.

PENSION BENEFITS FOR FISCAL YEAR 2010

		Number of	Present Value	Payments
		Years Credited	of Accumulated	During Last
Name	Plan Name	Service(1)	Benefit(2)(3)(4)	Fiscal Year
(a)	(b)	(c)	(d)	(e)
Gary C. Butler	Automatic Data Processing, Inc.	34.50	$2,526,445	$0
	Pension Retirement Plan
	Supplemental Officers	16.67	$8,493,372	$0
	Retirement Plan
Christopher R. Reidy	Automatic Data Processing, Inc.	2.50	$18,483	$0
	Pension Retirement Plan
	Supplemental Officers	3.66	$573,411	$0
	Retirement Plan
Regina R. Lee	Automatic Data Processing, Inc.	27.50	$230,721	$0
	Pension Retirement Plan
	Supplemental Officers	5.58	$631,492	$0
	Retirement Plan
Carlos A. Rodriguez	Automatic Data Processing, Inc.	9.50	$69,801	$0
	Pension Retirement Plan
	Supplemental Officers	7.08	$357,006	$0
	Retirement Plan
Campbell B. Langdon	Automatic Data Processing, Inc.	8.50	$63,981	$0
	Pension Retirement Plan
	Supplemental Officers	9.58	$665,787	$0
	Retirement Plan
____________________

(1)	Consists of the number of years of service credited as of June 30, 2010 for the purpose of determining benefit service under the applicable pension plan. Credited service is defined in the Supplemental Officers Retirement Plan as elapsed time of employment with the company after plan participation has begun and only includes the period during which the executive is accruing benefits under the Supplemental Officers Retirement Plan. Executives must be selected for participation in the Supplemental Officers Retirement Plan. Credited service under the Pension Retirement Plan is defined as elapsed time of employment with the company starting on January 1st following the completion of six months of service.

(2)	The Pension Retirement Plan and Supplemental Officers Retirement Plan provide benefits in the form of a lump sum and/or an annuity. We calculated a present value of the executive’s benefit using an interest crediting rate, a discount rate and a mortality assumption. We calculated the actuarial present values of accumulated benefits as of June 30, 2010 under the Pension Retirement Plan and the Supplemental Officers Retirement Plan using the PR-2000 white collar mortality table (projected to 2017) and a 5.25% discount rate. For the Pension Retirement Plan only, we also used a 3.75% interest crediting rate.

(3)	Cash balances under the Pension Retirement Plan are included in the present values shown for the Pension Retirement Plan in column (d) and, at June 30, 2010 are as follows: Mr. Butler, $363,972; Mr. Reidy, $21,778; Ms. Lee, $257,027; Mr. Rodriguez, $91,805; and Mr. Langdon, $80,534.

(4)	The present values of accumulated benefits for the Pension Retirement Plan and the Supplemental Officers Retirement Plan were determined as of the normal retirement age, i.e., 65.

Automatic Data Processing, Inc. Pension Retirement Plan

     The Pension Retirement Plan is a tax-qualified defined benefit plan covering substantially all U.S. employees of the company. Under the Pension Retirement Plan, the company credits participants’ notional accounts with annual contributions, which are determined based upon base salary and years of service. The contributions range from 2.1% to 10% of base salary and the accounts earn interest based upon the ten-year U.S. Treasury constant maturity rates. Compensation used to determine the benefits in any given year is limited to calendar year base salary up to the Internal Revenue Service compensation limit in effect for the plan year. A participant must have three years of service to receive any benefit.

Supplemental Officers Retirement Plan

     The company sponsors a Supplemental Officers Retirement Plan, which is a non-qualified defined benefit plan that pays a lump sum and/or an annuity upon retirement. Eligible participants include the named executive officers and other officers of the company with titles of corporate vice president and above.

     On August 14, 2008 our board approved amendments to the Supplemental Officers Retirement Plan. These amendments included changes to the Supplemental Officers Retirement Plan benefits formula and the early retirement factors, in each case, used for any active employee not already earning a benefit by January 1, 2008 or any participant who had not attained age 50 by January 1, 2009 (we refer to such participants as “non-grandfathered participants,” and to all other participants as “grandfathered participants”), as well as changes relating to the forms of benefit available for all current and future participants.

     On November 10, 2009, our board approved additional amendments effective January 1, 2010 to (1) exclude performance-based restricted stock awards from the definition of final average compensation of grandfathered participants, (2) change the formulas used to compute benefits for grandfathered participants after 2009, (3) provide that for both benefit accrual and vesting credit, service will be determined based on the number of months elapsed from the later of a participant’s entry into the plan and January 1, 1989 and subject, in the case of vesting, to a schedule set forth in the Supplemental Officers Retirement Plan and (4) provide that effective after December 31, 2009, our chief executive officer will no longer be able to grant service credit in his discretion to Supplemental Officers Retirement Plan participants who are involuntarily terminated or who receive severance from the company.

     All participants must have at least five years of service to receive any benefit under the Supplemental Officers Retirement Plan. After ten years of service, a participant will qualify for the full annual benefit. We refer to the percentage of the benefit that has been earned by a participant based on the number of years of continuous plan participation as the “vested percentage”.

     Supplemental Officers Retirement Plan benefits begin on the earliest of (i) the later of attainment of age 60 and the first day of the seventh month following separation from service, (ii) disability or (iii) death. Participants can receive their benefits in the form of a single life annuity, a 25%, 50%, 75% or 100% joint and survivor annuity with a beneficiary, or a ten year certain and life annuity. Subject to rules required under Section 409A of the Internal Revenue Code, participants may generally also elect to have either 25% or 50% of their benefits paid in a single lump sum. A participant who terminates employment by reason of disability is eligible to receive an unreduced benefit payable as of the participant’s termination. Upon the death of a participant, the participant’s surviving spouse or other designated beneficiary is eligible to receive a 50% survivor benefit, payable as a life annuity, or if elected, a guaranteed payment for 120 months only. Under certain circumstances, annual benefits are subject to reduction for payments from social security, the Pension Retirement Plan and the Retirement and Savings Plan, and any retirement benefits from a former or subsequent employer of the participant.

     For grandfathered participants, prior to January 1, 2010, the amount of the annual benefit is determined by taking the average annual compensation of a participant for the five full consecutive calendar years during which he or she received the highest amount of compensation (we refer to such average annual compensation as “final average annual pay”), and then multiplying that amount by a factor of 1.5%, the number of years of service and his or her vested percentage. The maximum annual plan benefit which may be paid to grandfathered participants was limited to 25% of a participant’s final average annual pay (which we express as a maximum service period of 16.67 years).

     On and after January 1, 2010 the following formulas are used to determine the Supplemental Officers Retirement Plan benefits of Messrs. Butler and Reidy and Ms. Lee, who are grandfathered participants:
  Mr. Butler – the product of (i) Mr. Butler’s final average annual pay, (ii) future service period up to 20 years, (iii) 1.95% and (iv) his vested percentage. Mr. Butler’s annual plan benefit cannot exceed 39% of his final average annual pay.

  Mr. Reidy and Ms. Lee – the product of (i) the participant’s final average annual pay, (ii) future service period up to 18.75 years, (ii) 2.4% and (iv) the participant’s vested percentage. The annual plan benefit for each of Mr. Reidy and Ms. Lee cannot exceed 45% of the participant’s final average annual pay.
     A grandfathered participant’s benefit under the Supplemental Officers Retirement Plan will not be less than the participant’s benefit determined as of December 31, 2009, taking into account the participant’s actual vesting service through the date of his or her termination of employment.

     Early retirement benefits for grandfathered participants will be calculated using the factors applicable to participants who are not grandfathered participants, except when determining the protected early retirement benefit accrued as of December 31, 2009.

     For grandfathered participants, compensation covered under the Supplemental Officers Retirement Plan includes base salary and bonus amounts (paid or deferred) and, for periods before January 1, 2010, compensation realized from restricted stock vesting during the fiscal year. A grandfathered participant whose benefit payments begin before the first day of the month on or after the participant’s 65th birthday will receive payments which are reduced at a rate of 5/12 of 1% per month for each full month by which the participant’s benefit commencement precedes the participant’s 65th birthday.

     For non-grandfathered participants the amount of the annual benefit is determined by taking such participant’s final average annual pay, and then multiplying that amount by a factor of 2%, the number of years of service (up to 20 years), and his or her vested percentage. For non-grandfathered participants with more than 20 years of service only, added to that first amount will be an amount equal to such participant’s final average annual pay, multiplied by 1%, up to five additional years of service, and his or her vested percentage. Final average annual pay for non-grandfathered participants will be based on salary, bonuses, and incentive payment awards, excluding restricted stock and other stock-based awards. The maximum annual plan benefit which may be paid to non-grandfathered participants will be limited to 45% of a participant’s final average annual pay. A non-grandfathered participant whose benefit payments begin before the first day of the month on or after the participant’s 65th birthday will receive payments which are reduced at a rate of 4/12 of 1% per month for each month (up to 36 months) by which the participant’s benefit commencement precedes the participant’s 65th birthday, and, if applicable, further reduced at a rate of 5/12 of 1% for each month by which the benefit commencement precedes the participant’s 62nd birthday. Non-grandfathered participants cannot receive a benefit less than the benefit they had accrued on December 31, 2008 under the formula applicable to grandfathered participants.

     If any participant within 24 months after his or her employment terminates violates the non-competition provisions of any agreement such participant has entered into with the company, such participant will forfeit all of his or her benefits under the Supplemental Officers Retirement Plan.

NON-QUALIFIED DEFERRED COMPENSATION FOR FISCAL YEAR 2010

	Executive	Aggregate	Aggregate
	Contributions in	Earnings in	Balance at
Name	2010(1) ($)	2010(2) ($)	June 30, 2010(3) ($)
(a)	(b)	(d)	(f)
Gary C. Butler	$1,295,000	$185,328	$6,123,934
Christopher R. Reidy	$0	$0	$0
Regina R. Lee	$0	$0	$0
Carlos A. Rodriguez	$0	$27,429	$345,038
Campbell B. Langdon	$0	$24,743	$221,691
____________________

(1)	The amount listed in column (b) reflects the annual bonus for fiscal year 2009 that was payable in fiscal year 2010, but which was deferred by Mr. Butler; this amount was reported as compensation in the Summary Compensation Table for fiscal year 2009. In addition, the annual bonus earned for fiscal year 2010 by Mr. Butler ($2,020,000) that was paid in August 2010 was also deferred by Mr. Butler; this amount was reported as compensation in the Summary Compensation Table for fiscal year 2010. As Mr. Butler’s bonus in respect of the fiscal year 2010 was not deferred until after we concluded fiscal year 2010, such amount is not included in columns (b) and (f).

(2)	The earnings amounts are not reported as compensation in fiscal year 2010 in the Summary Compensation Table.

(3)	The following amount was previously reported as compensation in the Summary Compensation Table for previous years: Mr. Butler, $5,630,000.

Deferred Compensation Plan

     Under the ADP Deferred Compensation Plan, all U.S. executives of the company (including the named executive officers) can defer up to 100% of their annual cash bonuses into a deferred compensation account. They can choose two investment options for their deferrals: a fixed income fund or a fund designed to track the performance of the Standard & Poor’s index of 500 leading U.S. companies. The fixed fund rate is adjusted each fiscal year. For fiscal year 2010, the fixed fund rate was 3.25%. The company does not match deferrals by its named executive officers or otherwise contribute any amounts to the named executive officers’ deferred compensation accounts.

     The program does not allow changes to the investment fund choice once the annual deferral is made to the account. Each participant has the option of making a one-time election changing the timing and/or the form of distributions from his or her account. Any such change is required to comply with the “redeferral rules” in effect under Section 409A of the Internal Revenue Code and may only be used to delay the timing and/or change the number of payments to be received.

     Participants may elect to receive payments of their deferred funds and matching contributions either in a lump sum payment or in installments. However, in the event of death, disability or termination of employment prior to age 65 or age 55 with 10 years of service, payments are made in a lump sum regardless of a participant’s election. Deferred funds and the earnings on such deferrals made for fiscal year 2005 and later may be distributed to a participant following separation from service only after a six-month delay. Distributions are subject to federal, state and local income taxes on both the principal amount and investment earnings at the ordinary income rate in the year in which such payments are made.

POTENTIAL PAYMENTS TO NAMED EXECUTIVE OFFICERS UPON TERMINATION
OR CHANGE IN CONTROL

Change in Control Severance Plan for Corporate Officers

     We have in effect the Automatic Data Processing, Inc. Change in Control Severance Plan for Corporate Officers. The change in control plan provides for the payment of specified benefits to officers selected by the board of directors if their employment terminates after a change in control of the company. All named executive officers of the company, participate in the change in control plan. As of June 30, 2010, there were 22 eligible participants in the change in control plan.

     The change in control plan provides that:
  Participants who are terminated without cause or who leave for good reason during the two-year period following the occurrence of a change in control will receive:
  A lump sum payment equal to 150% of such participant’s current total annual compensation;

  Full vesting of his or her options to purchase common stock;

  Full vesting of restricted shares issued under the time-based restricted stock program, to the extent such vesting restrictions would otherwise have lapsed within two years after being terminated without cause or leaving for good reason; and

  On the date a participant is terminated without cause or leaves for good reason, the number of restricted shares a participant would have been entitled to receive under the then ongoing two-year performance-based restricted stock programs had the performance goals been achieved at 100% target rate.
  Participants who are terminated without cause or who leave for good reason during the third year following the occurrence of a change in control will receive:
  A lump sum payment equal to 100% of such participant’s current total annual compensation;

  Full vesting of his or her options to purchase common stock, to the extent that such options would have otherwise vested within one year after being terminated without cause or leaving for good reason; and

  Full vesting of restricted shares issued under the time-based restricted stock program, to the extent such vesting restrictions would otherwise have lapsed within one year after being terminated without cause or leaving for good reason.
     A participant’s current total annual compensation equals his or her highest rate of annual salary during the calendar year in which his or her employment terminates or the year immediately prior to the year of such termination, plus his or her average annual bonus compensation earned in respect of the two most recent calendar years immediately preceding the calendar year in which his or her employment terminates.

     The change in control payments due to Messrs. Reidy, Rodriguez, Langdon and Ms. Lee are payable solely pursuant to the terms of the change in control plan. However, Mr. Butler is entitled to receive, on an item-by-item basis, the greater of the benefits and payments and more favorable conditions provided under the change in control plan and/or his employment agreement entered into on June 28, 2006.

     A “change in control” will have occurred under the change in control plan if:
  any “person” (as defined in Section 3(a)(9) of the Exchange Act), excluding the company, any subsidiary of the company, or any employee benefit plan sponsored or maintained by the company (including any trustee of any such plan acting in its capacity as trustee), becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of securities of the company representing 35% or more of the total combined voting power of the company’s then outstanding securities;

  there occurs a merger, consolidation or other business combination of the company (a “transaction”), other than a transaction immediately following which the stockholders of the company, immediately prior to the transaction, continue to be the beneficial owners of securities of the resulting entity representing more than 65% of the voting power in the resulting entity, in substantially the same proportions as their ownership of company voting securities immediately prior to the transaction; or

  there occurs the sale of all or substantially all of the company’s assets, other than a sale immediately following which the stockholders of the company immediately prior to the sale are the beneficial owners of securities of the purchasing entity representing more than 65% of the voting power in the purchasing entity, in substantially the same proportions as their ownership of company voting securities immediately prior to the transaction.
     If instructed by a participant, the company will reduce payments under the change in control plan to avoid the application of excise taxes pursuant to Section 4999 of the Internal Revenue Code.

Employment Agreement with Mr. Butler

     Mr. Butler entered into an employment agreement with the company on June 28, 2006. The employment agreement provides that the company’s obligation to make payments to Mr. Butler will cease on the date he is terminated for cause, i.e., if he has:
  been convicted of a felony and such conviction has been upheld by a final ruling of a court of law;

  failed or refused to perform his obligations as chief executive officer;

  committed any act of negligence in the performance of his duties under the employment agreement and failed to take appropriate corrective action (if such corrective action can be taken); or

  committed any act of willful misconduct.
     If the company terminates Mr. Butler’s employment for any reason other than (i) for cause, as discussed above, (ii) for death or permanent or serious disability, either physical or mental, (iii) on account of a change in control or (iv) because the compensation committee either deems it to be in the company’s best interests for Mr. Butler to retire before his 65th birthday (or if Mr. Butler elects to retire after his 65th birthday) or confers on any other person any authority, duties, responsibilities or powers superior or equal to the authority, duties, responsibilities or powers that Mr. Butler has as the company’s chief executive officer on August 31, 2006, Mr. Butler will, for 24 months after such termination date:
  receive his annual base salary;

  have his stock options continue to vest;

  have the restrictions on his restricted stock continue to lapse (without regard to any performance goals); and

  continue to participate in each of the then ongoing performance-based restricted stock programs in the same manner as would have been the case had he continued to be an employee of the company and, if the performance goals established by the compensation committee under the applicable programs have been met, Mr. Butler will receive the number of shares of restricted stock or cash, as the case may be, that he would have been entitled to receive had he continued to be an employee of the company.
     If Mr. Butler dies or becomes permanently and seriously disabled, either physically or mentally, so that he is absent from his office due to such disability and otherwise unable substantially to perform his services under the employment agreement, the company may terminate his employment. Under such circumstances, the company will continue to pay Mr. Butler’s full compensation up to and including the effective date of his termination for death or disability. For 36 months after such termination date, he will:
  receive his annual base salary;

  receive his restricted stock and unvested stock options, all of which will automatically vest on the date of his death or termination for disability; and

  continue to participate in each of the then ongoing performance-based restricted stock programs in the same manner as would have been the case had he continued to be an employee of the company and, if the performance goals established by the compensation committee under the applicable programs have been met, he is to receive the number of shares of restricted stock or cash, as the case may be, that he would have been entitled to receive had he continued to be an employee of the company.

     If Mr. Butler elects to voluntarily leave in the absence of a change in control (other than where the compensation committee determines that it is in the company’s best interests for Mr. Butler to retire before his 65th birthday or confers on any other person any authority, duties, responsibilities or powers superior or equal to the authority, duties, responsibilities or powers that Mr. Butler had as chief executive officer of the company on August 31, 2006, or if Mr. Butler elects to retire after his 65th birthday), the company’s obligation to make any payment to Mr. Butler will cease on the date his employment ends.

     If Mr. Butler’s employment is terminated other than for cause, or he resigns for good reason, within 24 months following a change in control of the company (unless more favorable conditions are provided under the change in control plan, as described above):
  he will receive a lump sum termination payment equal to a percentage, ranging from 300% if such termination occurs within two years after such change in control, to 200% if it occurs in the third year, to 100% if it occurs after the third year, of his current total annual compensation;

  all of his stock options will become fully vested and all of his restricted stock having restrictions lapsing within three years after such termination will have such restrictions automatically removed (without regard to any performance goals); and

  the number of shares of restricted stock Mr. Butler would have been entitled to receive had the performance goals been achieved at the 100% target rate in each of the then ongoing performance-based restricted stock programs is to be immediately and automatically issued to him and all restrictions thereon removed.
     For purposes of the employment agreement, good reason means any action which results in a diminution in any respect in Mr. Butler’s current position, authority, duties or responsibilities as the company’s chief executive officer, or a reduction in the overall level of his compensation or benefits.

     Mr. Butler’s employment agreement provides that in the event any payment to him following a change in control results in the imposition of an excise tax under Section 4999 of the Internal Revenue Code, he will receive an additional payment such that after the payment of all such excise taxes and any taxes on the additional payments, he will be in the same after-tax position as if no excise tax had been imposed.

     If the compensation committee deems it to be in the company’s best interests that Mr. Butler retires prior to reaching his 65th birthday or if he decides to retire at any time after his 65th birthday, then:
  on the date of his retirement, all of Mr. Butler’s restricted stock then owned by him will continue to be owned by him and the restrictions thereon will continue to lapse in the same manner as would have been the case had he continued to be an employee of the company;

  Mr. Butler will continue to participate in each of the then ongoing performance-based restricted stock programs in the same manner as would have been the case had he continued to be an employee the company, and he will receive the number of shares of restricted stock he would have been entitled to receive had he continued to be an employee of the company, the restrictions on which will continue to lapse in the same manner as would have been the case had he continued to be an employee the company; and

  all of Mr. Butler’s outstanding unvested stock options will vest on his retirement date.
     If Mr. Butler elects to retire from the company for any reason, the company will provide Mr. Butler with appropriate office and secretarial support until his 72nd birthday, and will also allow him to keep his company car.

     If our board of directors confers on any other person (including any other director, officer or associate of the company) any authority, duties, responsibilities or powers superior or equal to the authority, duties, responsibilities or powers Mr. Butler had as our chief executive officer on August 31, 2006, Mr. Butler may deem such action to constitute a request that he immediately retire in the best interests of the company, in which case the arrangements set forth in the foregoing paragraph will apply.

     If Mr. Butler’s employment terminates other than for cause, then, for purposes of the Supplemental Officers Retirement Plan, his final average annual pay will be deemed to include the applicable compensation attributable to the periods covered by the termination payments made to Mr. Butler under his employment agreement. If the compensation committee deems it to be in the company’s best interests that Mr. Butler retire prior to his 65th birthday, any early retirement benefit payable under the Supplemental Officers Retirement Plan will not be actuarially reduced to reflect the payment of benefits before his normal retirement date.

Employment Agreement with Mr. Reidy

     Mr. Reidy entered into an employment agreement with the company on August 1, 2006. The agreement provides that if Mr. Reidy is involuntarily terminated from the company within the first three years of his employment, he will receive two years of base salary, bonus and restricted stock. After the third year of his employment, Mr. Reidy will be entitled to separation pay equal to one year of base salary, bonus and restricted stock.

Health Coverage

     Certain executives, including named executive officers, who terminate employment with the company after they have attained age 55 and been credited with ten years of service are eligible to participate in our executive retiree medical plan.

Termination and Change in Control Tables

     The following tables set forth the payments which each of our named executive officers would have received under various termination scenarios on June 30, 2010. With regard to the payments on a change in control, the amounts detailed below presume that each named executive officer’s employment was terminated by the company without cause or by the executive for good reason within two years following the change in control occurring on June 30, 2010.

Potential Payments upon Termination or Change in Control for
Gary C. Butler

	Termination					Involuntary
	Following Change					Termination
Payment Elements	In Control	Death		Disability		Without Cause	Retirement
Termination Payment	$7,976,250 (1)	$3,000,000	(2)	$3,000,000	(2)	$2,000,000 (3)	$0
Stock Options(4)	$434,795	$434,795		$434,795		$434,795	$434,795
Restricted Stock(5)	$3,079,890	$1,574,166		$1,574,166		$1,574,166	$1,574,166
Supplemental Officers Retirement Plan(6)	$9,494,138 (7)	$4,305,848		$9,494,138	(7)	$9,494,138 (7)	$8,862,778	(8)
Health Coverage(9)	$33,000	$0		$33,000		$33,000	$33,000
Deferred Compensation(10)	$6,123,934	$6,123,934		$6,123,934		$6,123,934	$6,123,934
Other	$0	$0		$0		$0	$637,246	(11)
Total	$27,142,007	$15,438,743		$20,660,033		$19,660,033	$17,665,919
____________________

(1)	Represents payment of three times each of (i) highest rate of annual salary during the calendar year in which employment terminates or the year immediately prior to the termination ($1,000,000) and (ii) average annual bonus for the two most recently completed calendar years ($1,658,750).

(2)	Represents payment of three times annual salary of $1,000,000.

(3)	Represents payment of two times annual salary of $1,000,000.

(4)	Assumes all unvested options immediately vested and were exercised on June 30, 2010 at $40.26 per share, the closing price of a share of common stock of the company on the NASDAQ Global Select Market on June 30, 2010.

(5)	Amount in the Termination Following Change In Control column includes $1,711,050 attributable to the two-year performance-based restricted stock program for fiscal years 2009 and 2010, and $1,368,840 attributable to the 2010 one-year performance-based restricted stock program, and assumes that performance goals of these programs will be achieved at 100% target rate. Amounts in the other columns are attributable to the 2010 one-year performance-based restricted stock program, assuming performance goals will be achieved at 115% target rate.

(6)	Represents present value of the benefit as of June 30, 2010 using the RP-2000 white collar mortality table (projected to 2017) and a 5.25% discount rate.

(7)	Amount represents the present value of an unreduced early retirement benefit upon termination following change in control, involuntary termination without cause or disability, including an incremental amount of $631,360.

(8)	Present value of accrued benefit as of June 30, 2010 reduced for early retirement by 5% per year for every year Mr. Butler’s age precedes 65.

(9)	Represents the present value of the continuation of Mr. Butler’s health coverage under our retiree medical plan using a discount rate of 5.32% and a medical inflation rate beginning at 8.05% for 2010-2011 and ultimately settling at 4.5% by 2028.

(10)	Represents aggregate value of nonqualified deferred compensation balance at June 30, 2010. The deferred compensation account is funded entirely by Mr. Butler’s bonus deferrals; thus, Mr. Butler is fully vested in his contributions to his deferred compensation account, and no incremental value is attributable to any of the above termination events.

(11)	Value of administrative support, office space and automobile. The amount disclosed assumes Mr. Butler would use the administrative support and office space for 8.3 years, which is the period between July 1, 2010 and October 31, 2018, when Mr. Butler will be 72.

Potential Payments upon Termination or Change in Control for
Christopher R. Reidy

	Termination			Involuntary
	Following Change			Termination
Payment Elements	In Control	Death	Disability	Without Cause	Retirement
Termination Payment	$1,472,625 (1)	$0	$0	$958,320 (2)	$0
Stock Options(3)	$40,200	$40,200	$40,200	$0	$0
Restricted Stock(4)	$1,062,864	$481,510	$481,510	$523,380	$0
Supplemental Officers Retirement Plan(5)	$0	$0	$1,356,265	$0	$0
Total	$2,575,689	$521,710	$1,877,975	$1,481,700	$0
____________________

(1)	Represents payment of one and one-half times each of (i) highest rate of annual salary during the calendar year in which employment terminates or the year immediately prior to the termination ($532,400) and (ii) average annual bonus for the two most recently completed calendar years ($449,350).

(2)	Represents payment of an amount equal to annual salary of $532,400 and target annual bonus of $425,920.

(3)	Assumes all unvested options immediately vested and were exercised on June 30, 2010 at $40.26 per share, the closing price of a share of common stock of the company on the NASDAQ Global Select Market on June 30, 2010.

(4)	Amount in the Termination Following Change In Control column includes $120,780 attributable to the vesting of time-based restricted stock and $942,084 attributable to the two-year performance-based restricted stock program for fiscal years 2009 and 2010 and the fiscal year 2010 one-year performance-based restricted stock program, and assumes that performance goals of these programs will be achieved at 100% target rate. Amounts in the Death and Disability columns are attributable to the 2010 one-year performance-based restricted stock program, assuming performance goals will be achieved at 115% target rate. Pursuant to Mr. Reidy’s employment agreement, the amount for the Involuntary Termination Without Cause column reflects a payment equal to the value of the shares underlying Mr. Reidy’s two-year performance-based restricted stock award for fiscal years 2009 and 2010.

(5)	Represents present value of the benefit as of June 30, 2010 using the RP-2000 white collar mortality table (projected to 2017) and a 5.25% discount rate.

Potential Payments upon Termination or Change in Control for
Regina R. Lee

	Termination			Involuntary
	Following Change			Termination
Payment Elements	In Control	Death	Disability	Without Cause	Retirement
Termination Payment(1)	$1,246,823	$0	$0	$0	$0
Stock Options(2)	$36,080	$36,080	$36,080	$0	$0
Restricted Stock(3)	$1,457,412	$333,353	$333,353	$0	$0
Supplemental Officers Retirement Plan(4)	$404,602	$182,550	$1,470,259	$404,602	$404,602
Total	$3,144,916	$551,983	$1,839,692	$404,602	$404,602

____________________

(1)	Represents payment of one and one-half times each of (i) highest rate of annual salary during the calendar year in which employment terminates or the year immediately prior to the termination ($475,000) and (ii) average annual bonus for the two most recently completed calendar years ($356,215).

(2)	Assumes all unvested options immediately vested and were exercised on June 30, 2010 at $40.26 per share, the closing price of a share of common stock of the company on the NASDAQ Global Select Market on June 30, 2010.

(3)	Amount in the Termination Following Change in Control column includes $805,200 attributable to the vesting of time-based restricted stock and $652,212 attributable to the two-year performance-based restricted stock program for fiscal years 2009 and 2010 and the fiscal year 2010 one-year performance-based restricted stock program, and assumes that performance goals of these programs will be achieved at 100% target rate. Amounts in the Death and Disability columns are attributable to the fiscal year 2010 one-year performance-based restricted stock program and assume that performance goals will be achieved at 115% target rate.

(4)	Represents present value of the benefit as of June 30, 2010 using the RP-2000 white collar mortality table (projected to 2017) and a 5.25% discount rate.

Potential Payments upon Termination or Change in Control for
Carlos A. Rodriguez

	Termination			Involuntary
	Following Change			Termination
Payment Elements	In Control	Death	Disability	Without Cause	Retirement
Termination Payment(1)	$1,190,285	$0	$0	$0	$0
Stock Options(2)	$36,080	$36,080	$36,080	$0	$0
Restricted Stock(3)	$1,457,412	$333,353	$333,353	$0	$0
Supplemental Officers Retirement
Plan(4)	$294,814	$142,179	$1,386,132	$294,814	$294,814
Total	$2,978,590	$511,612	$1,755,565	$294,814	$294,814
____________________

(1)	Represents payment of one and one-half times each of (i) highest rate of annual salary during the calendar year in which employment terminates or the year immediately prior to the termination ($500,000) and (ii) average annual bonus for the two most recently completed calendar years ($293,523).

(2)	Assumes all unvested options immediately vested and were exercised on June 30, 2010 at $40.26 per share, the closing price of a share of common stock of the company on the NASDAQ Global Select Market on June 30, 2010.

(3)	Amount in the Termination Following Change in Control column includes $805,200 attributable to the vesting of time-based restricted stock and $652,212 attributable to the two-year performance-based restricted stock program for fiscal years 2009 and 2010 and the fiscal year 2010 one-year performance-based restricted stock program, and assumes that performance goals of these programs will be achieved at 100% target rate. Amounts in the Death and Disability columns are attributable to the fiscal year 2010 one-year performance-based restricted stock program and assume that performance goals will be achieved at 115% target rate.

(4)	Represents present value of the benefit as of June 30, 2010 using the RP-2000 white collar mortality table (projected to 2017) and a 5.25% discount rate.

Potential Payments upon Termination or Change in Control for
Campbell B. Langdon

	Termination			Involuntary
	Following Change			Termination
Payment Elements	In Control	Death	Disability	Without Cause	Retirement
Termination Payment(1)	$1,209,323	$0	$0	$0	$0
Stock Options(2)	$36,462	$36,462	$36,462	$0	$0
Restricted Stock(3)	$1,195,722	$333,353	$333,353	$0	$0
Supplemental Officers Retirement
Plan(4)	$743,627	$358,286	$2,140,877	$743,627	$743,627
Deferred Compensation(5)	$221,691	$221,691	$221,691	$221,691	$221,691
Total	$3,406,824	$949,792	$2,732,383	$965,318	$965,318

____________________

(1)	Represents payment of one and one-half times each of (i) highest rate of annual salary during the calendar year in which employment terminates or the year immediately prior to the termination ($450,000) and (ii) average annual bonus for the two most recent completed calendar years ($356,215).

(2)	Assumes all unvested options immediately vested and were exercised on June 30, 2010 at $40.26 per share, the closing price of a share of common stock of the company on the NASDAQ Global Select Market on June 30, 2010.

(3)	Amount in the Termination Following Change in Control column includes $543,510 attributable to time-based restricted stock and $652,212 attributable to the two-year performance-based restricted stock program for fiscal years 2009 and 2010 and the fiscal year 2010 one-year performance-based restricted stock program, and assumes that performance goals of these programs will be achieved at 100% target rate. Amounts in the Death and Disability columns are attributable to the fiscal year 2010 one-year performance-based restricted stock program and assume that performance goals will be achieved at 115% target rate.

(4)	Represents present value of the benefit as of June 30, 2010 using the RP-2000 white collar mortality table (projected to 2017) and a 5.25% discount rate.

(5)	Represents aggregate value of nonqualified deferred compensation balance at June 30, 2010. The deferred compensation account is funded entirely by Mr. Langdon’s bonus deferrals; thus, Mr. Langdon is fully vested in his contributions to his deferred compensation account, and no incremental value is attributable to any of the above termination events.

Termination Agreement with Mr. Langdon

     Mr. Langdon separated from the Company on June 30, 2010. The Company entered into a termination agreement with Mr. Langdon on June 25, 2010. The termination agreement provides for the following cash payments to Mr. Langdon (less required tax withholdings and other standard deductions):
  severance pay of $450,000 to be paid in twelve monthly installments;

  bonus payment for fiscal year 2010, the amount of which will be based on performance and paid at the time bonuses are normally paid for the fiscal year;

  outplacement assistance for twelve months;

  continued use of the car leased by the company for him until the end of the current lease; and

  amounts due for all accrued and unused vacation.
     All stock options previously granted to Mr. Langdon will continue to vest through January 2, 2012, and any stock options that have not vested by January 2, 2012 will be cancelled. All such options will remain exercisable through March 3, 2012, subject to the original expiration dates of each of the outstanding stock options. In addition, the following provisions are applicable to Mr. Langdon’s restricted stock, provided he does not violate certain non-competition, non-solicitation, non-disclosure or confidentiality obligations by which he is bound:
  Mr. Langdon was allowed to keep the shares of time-based restricted stock already awarded to him that had restrictions lapsing prior to January 2, 2012;

  Mr. Langdon was allowed to keep the shares of time-based restricted stock awarded to him on April 30, 2008 that had restrictions lapsing in April 2012, with the restrictions on such shares to be lifted on January 1, 2012; and

  Mr. Langdon will be awarded his recommended target award of shares of performance-based restricted stock at the time such awards are generally made for fiscal year 2010, and the restrictions on such shares will lapse six months after the grant date.

AUDIT COMMITTEE REPORT

     The audit committee oversees the financial management of the company, the company’s independent auditors and financial reporting procedures of the company on behalf of the board of directors. In fulfilling its oversight responsibilities, the committee reviewed and discussed the company’s audited financial statements with management, which has primary responsibility for the preparation of the financial statements. In performing its review, the committee discussed the propriety of the application of accounting principles by the company, the reasonableness of significant judgments and estimates used in the preparation of the financial statements, and the clarity of disclosures in the financial statements. Management represented to the audit committee that the company’s financial statements were prepared in accordance with generally accepted accounting principles. The committee also reviewed and discussed the company’s audited financial statements with Deloitte & Touche LLP, an independent registered public accounting firm, the company’s independent auditors for fiscal year 2010, which is responsible for expressing an opinion on the conformity of the company’s audited financial statements with generally accepted accounting principles in accordance with standards of the Public Company Accounting Oversight Board.

     During the course of fiscal year 2010, management completed the documentation, testing and evaluation of the company’s system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The audit committee was kept apprised of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the audit committee received periodic updates provided by management and Deloitte & Touche LLP at each audit committee meeting. At the conclusion of the process, management provided the audit committee with, and the audit committee reviewed, a report on the effectiveness of the company’s internal control over financial reporting. The audit committee also reviewed the report of management contained in the annual report on Form 10-K for the fiscal year ended June 30, 2010 filed with the SEC, as well as Deloitte & Touche LLP’s Report of Independent Registered Public Accounting Firm included in the annual report on Form 10-K for the fiscal year ended June 30, 2010 related to its audit of the consolidated financial statements and financial statement schedule, and the effectiveness of internal control over financial reporting. The audit committee continues to oversee the company’s efforts related to its internal control over financial reporting and management’s preparations for the evaluation in fiscal year 2011.

     The audit committee has discussed with Deloitte & Touche LLP the matters that are required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU § 380) and SEC Rule 207. Deloitte & Touche LLP has provided to the committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche LLP’s communications with the audit committee concerning independence, and the committee discussed with Deloitte & Touche LLP the firm’s independence, including the matters in those written disclosures. The committee also considered whether Deloitte & Touche LLP’s provision of non-audit services to the company and its affiliates and the fees and costs billed and expected to be billed by Deloitte & Touche LLP for those services, is compatible with Deloitte & Touche LLP’s independence. The audit committee has discussed with the company’s internal auditors and with Deloitte & Touche LLP, with and without management present, their respective evaluations of the company’s internal accounting controls and the overall quality of the company’s financial reporting.

     In addition, the committee discussed with management, and took into consideration when issuing this report, the Auditor Independence Policy, which prohibits the company or any of its affiliates from entering into most non-audit related consulting arrangements with its independent auditors. The Auditor Independence Policy is discussed in further detail below under “Independent Registered Public Accounting Firm’s Fees.”

     Based on the considerations referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended June 30, 2010. In addition, the committee appointed Deloitte & Touche LLP as the independent auditors for the company for the fiscal year 2011, subject to the ratification by the stockholders at the 2010 Annual Meeting of Stockholders.

Audit Committee
of the Board of Directors

Leon G. Cooperman, Chairman
Gregory D. Brenneman
Eric C. Fast
Linda R. Gooden
R. Glenn Hubbard

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES

     In addition to retaining Deloitte & Touche LLP to audit the consolidated financial statements for fiscal year 2010, the audit committee retained Deloitte & Touche LLP to provide various services in fiscal year 2010 and fiscal year 2009. The aggregate fees billed by Deloitte & Touche LLP in fiscal year 2010 and fiscal year 2009 for these various services were:

Type of Fees	FY 2010	FY 2009
	($ in thousands)
Audit Fees	$6,597	$6,934
Audit-Related Fees	1,915	1,589
Tax Fees	2,254	2,133
All Other Fees	0	0
Total	$10,766	$10,656

     In the above table, in accordance with SEC definitions, “audit fees” are fees we paid Deloitte & Touche LLP for professional services for the audit of the company’s consolidated financial statements included in our annual report on Form 10-K and review of financial statements included in our quarterly reports on Form 10-Q, services that are normally provided by Deloitte & Touche LLP in connection with statutory and regulatory filings or engagements or any other services performed by Deloitte & Touche LLP to comply with generally accepted auditing standards; “audit-related fees” are fees billed by Deloitte & Touche LLP for assurance and related services that are typically performed by the independent public accountant (e.g., due diligence services, employee benefit plan audits and internal control reviews); “tax fees” are fees for tax compliance, tax advice and tax planning; and “all other fees” are fees billed by Deloitte & Touche LLP to the company for any services not included in the first three categories.

     The board of directors has adopted an auditor independence policy that prohibits our independent auditors from providing:
  bookkeeping or other services related to the accounting records or financial statements of the company;

  financial information systems design and implementation services;

  appraisal or valuation services, fairness opinions or contribution-in-kind reports;

  actuarial services;

  internal audit outsourcing services;

  management functions or human resources services;

  broker or dealer, investment adviser or investment banking services;

  legal services and expert services unrelated to the audit; and

  any other service that the Public Company Accounting Oversight Board or the Securities and Exchange Commission determines, by regulation, is impermissible.
     The audit committee has adopted a policy requiring that all audit, audit-related and non-audit services be pre-approved by the audit committee. All services provided to us by the independent auditors in fiscal year 2010 and fiscal year 2009 were pre-approved by the audit committee. The independent auditors may only perform non-prohibited non-audit services that have been specifically approved in advance by the audit committee, regardless of the dollar value of the services to be provided. In addition, before the audit committee will consider granting its approval, the company’s management must have determined that such specific non-prohibited non-audit services can be best performed by the independent auditors based on its in-depth knowledge of our business, processes and policies. The audit committee, as part of its approval process, considers the potential impact of any proposed work on the independent auditors’ independence.

PROPOSAL 2

APPROVAL OF THE AMENDED AND RESTATED
EMPLOYEES’ SAVINGS-STOCK PURCHASE PLAN

     Our stockholders are being asked to approve an amendment to the Automatic Data Processing, Inc. Amended and Restated Employees’ Savings-Stock Purchase Plan (as amended, the “Purchase Plan”) to increase by 5,000,000 shares the number of shares of our common stock that can be acquired by employees thereunder, so that the total number of shares allocated to the Purchase Plan is 65,000,000. Our stockholders adopted the Purchase Plan at the 1968 Annual Meeting of Stockholders, and it has been amended and approved by our stockholders from time to time since then. On August 9, 2010, our board of directors unanimously approved the amendment to the Purchase Plan described above, subject to stockholder approval at the 2010 Annual Meeting of Stockholders.

     The purpose of the Purchase Plan is to secure for the company and its stockholders, through the purchase of shares of common stock by eligible associates (those who have elected to purchase shares are referred to as “Participants”), the benefits of the additional incentive inherent in the ownership of our capital stock by our eligible associates, who are important to us, and to help us secure and retain the services of such eligible associates. We intend to use the additional shares authorized for future offerings under the Purchase Plan.

     A copy of the Purchase Plan is attached hereto as Appendix A. The following summary of the material features of the Purchase Plan is qualified in its entirety by reference to the complete text of the Purchase Plan.

Summary of the Purchase Plan

     Administration

     The Purchase Plan is administered by the Administration Committee of the Purchase Plan (the “Administration Committee”), which is made up of members appointed by our board of directors and who are currently officers of the company. The Administration Committee serves at the discretion of our board of directors. The Administration Committee members do not receive any compensation from the assets of the Purchase Plan. The Administration Committee has full authority to make, administer and interpret such rules and regulations regarding administration of the Purchase Plan as it may deem advisable and such decisions are final and binding. Rules, regulations and other matters relating to the Purchase Plan may be prescribed by our board of directors.

     Eligible Associates

     Under the Purchase Plan, eligible associates of the company and its subsidiaries may be given the opportunity to purchase shares of our common stock through installment payments to be deducted from the eligible associate’s salary. Eligible associates include all U.S.-based associates of the company and each of its “Designated Subsidiaries” whose customary employment is 20 or more hours per week. “Designated Subsidiaries” include all of our U.S. subsidiaries, except subsidiaries employing as a service for clients any worksite, leased or similar type employees under a professional employer, employee leasing or similar type of employment relationship, or any other subsidiaries that our board of directors or the Administration Committee have determined ineligible to participate in the Purchase Plan. In no event will an associate who owns 5% or more of the total combined voting power or value of all classes of our stock be eligible to participate in the Purchase Plan, and no Participant may purchase shares of our common stock that, following the purchase (and including all options held by such Participant), would cause him or her to own 5% or more of the total combined voting power or value of all classes of our common stock.

     On August 31, 2010, there were approximately 5,895 eligible associates participating in the current offering under the Purchase Plan.

     Offering Periods and Purchase Price

     Offering periods under the Purchase Plan are six months long and run from January 2 to July 1 each year and from July 2 to the following January 1. The Administration Committee may determine a different starting date or duration for an offering period. Eligible associates who participate elect to purchase shares of our common stock at a purchase price equal to 95% of the closing price per share of our common stock on the final day of the applicable offering period, rounded up to the nearest cent. If our common stock is not traded on the final day of an offering period, the immediately preceding trading day will be used. Eligible associates participate by authorizing payroll deductions before the beginning of an offering period.

     During any offering period, the maximum number of shares of our common stock a participant may purchase under the Purchase Plan is the amount equal to $12,500 divided by the fair market value of a share on the first day of the applicable offering period. In addition, participants may not acquire rights to purchase stock under all employee stock purchase plans of the company which accrue at a rate that exceeds $25,000 of the fair market value of such stock, determined at the time such option is granted, for each calendar year in which such option is outstanding and exercisable at any time.

     Cancellation of Election to Purchase

     A Participant may cancel his or her participation entirely or reduce (but not increase) his or her contributions to any offering. An election to purchase is deemed to be canceled in the event an associate dies, resigns or is dismissed, and no further amounts will be collected on behalf of such associate. In any of these cases, the Participant is entitled to receive a refund of funds collected on his or her behalf plus any interest credited in respect of such amount.

     Retirement or Death

     A Participant who retires prior to the end of an offering period will receive a full refund of the contributions made and interest credited to the Participant’s account up to the date of retirement. If a Participant dies prior to the end of an offering period, the Participant’s estate will receive a full refund of his or her contributions made and interest credited to the Participant’s account up to the date of death.

     Sale or Other Disposition of Eligible Subsidiary, Business Unit or Division

     If a Participant is employed by a Designated Subsidiary, or business unit or division thereof, that is sold, transferred or otherwise disposed by the company, the Participant’s contributions, plus any interest credited thereon as of the time of such sale, will be returned to the Participant, and the Participant’s participation in the offering will be cancelled.

     Adjustments to Shares

     In the case of a stock dividend or a subdivision or combination of the shares of our common stock, the maximum number of shares of our common stock which may thereafter be issued and sold under the Purchase Plan and the number of shares of our common stock under election to purchase will be proportionately increased or decreased, and such other action will be taken as, in the opinion of the Administration Committee, will be appropriate under the circumstances. In case of reclassification or other change in the shares of our common stock, the Administration Committee will make appropriate adjustments.

     Rights as Stockholder

     A Participant will have no rights as a stockholder with respect to shares under election to purchase in any offering until the shares of our common stock have been issued to the Participant.

     Rights Not Transferable

     A Participant’s rights under the Purchase Plan are exercisable only by the Participant and may not be sold, transferred, pledged, or assigned in any manner other than by will or the laws of descent and distribution.

     Amendment or Termination

     Our board of directors may at any time and for any reason terminate the Purchase Plan. Except as described above in the case of changes in shares of our common stock, no such termination of the Purchase Plan may affect elections previously made; however, in specified circumstances, the Purchase Plan or an offering may be terminated by our board of directors if it determines that the termination of the Purchase Plan and/or the offering is in the best interests of the company and the stockholders, or if continuation of the Purchase Plan and/or the offering would cause the company to incur adverse accounting charges as a result of a change in the accounting rules applicable to the Purchase Plan after the effective date of the Purchase Plan. Either our board of directors or the Administration Committee may amend the Purchase Plan, but the Administration Committee may amend the Purchase Plan only to the extent required to comply with applicable law. Except as described above in the case of changes in shares of our common stock, no amendment to the Purchase Plan will make any change in elections previously made that adversely affects the rights of any Participant.

     Term. The Purchase Plan will continue until terminated by our board of directors.

Market Value of our Common Stock

     The closing price of our common stock on the NASDAQ Global Select Market on September 17, 2010 was $41.33.

Federal Income Tax Consequences Relating to the Purchase Plan

     The Purchase Plan is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Internal Revenue Code. The Purchase Plan is not qualified under Section 401(a) of the Internal Revenue Code.

     If a Participant does not dispose of shares transferred to him or her under the Purchase Plan within two years after the right to purchase the shares is granted and within twelve months after his or her purchase of such shares, the Participant will not realize taxable income upon the purchase of the shares, and any gain or loss subsequently realized by him or her will be treated as a long-term capital gain or loss, as the case may be, except that upon a disposition of the shares purchased, or in the event of the Participant’s death (whenever occurring) while owning such shares, the Participant will be taxed on an amount of ordinary income equal to the lesser of (i) the excess, if any, of the fair market value of the shares on the first day of the offering period over the purchase price or (ii) the excess, if any, of the fair market value of such shares at the time the shares were disposed of, or at the time of death, as the case may be, over the purchase price. The basis of such shares will be increased by an amount equal to the amount taxable as ordinary income, and any further gain or loss on such a disposition would be taxable as a long-term capital gain or loss. We will not be entitled to a deduction for federal income tax purposes with respect to the offer of such shares, the sale of such shares upon the completion of the offering period, or the subsequent disposition of shares purchased.

     If the shares issued under the Purchase Plan are disposed of prior to the expiration of the required holding periods described above, the Participant will realize ordinary income in the year in which the disqualifying disposition occurs, the amount of which will generally be the excess of the fair market value of such shares of our common stock at the time of purchase over the purchase price. Such amount will ordinarily be deductible by us for federal income tax purposes in the same year. In addition, the excess, if any, of the amount realized on a disqualifying disposition over the fair market value of the shares on the date of purchase will be treated as a long-term or short-term capital gain. If the amount received upon disposition is less than such fair market value, the difference will be treated as long-term or short-term capital loss. A Participant (or the Participant’s estate, as applicable) will realize ordinary income equal to any interest paid on the Participant’s contribution to the Purchase Plan. Such amount will generally be deducted by us for federal income tax purposes in the same year.

     The foregoing is a general summary of the material U.S. federal income tax consequences of the Purchase Plan and is intended to reflect the current provisions of the Internal Revenue Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant. The foregoing is not to be considered as tax advice to any person who may be a participant, and any such persons are advised to consult their own tax counsel.

New Plan Benefits

     Because participation in the Purchase Plan is entirely discretionary and benefits under the Purchase Plan depend on the fair market value of our common stock at various future dates, it is not possible to determine the benefits that will be received by associates if they participate in the Purchase Plan.

Stockholder Approval Required

     The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote thereon at the meeting of stockholders is required to approve the amendment to the Purchase Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE PURCHASE PLAN AMENDMENT.

PROPOSAL 3

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     At the Annual Meeting of Stockholders, the stockholders will vote on the ratification of the appointment by the audit committee of Deloitte & Touche LLP, an independent registered public accounting firm, as the independent certified public accountants to audit the accounts of the company and its subsidiaries for the fiscal year that began on July 1, 2010. Deloitte & Touche LLP is a member of the SEC Practice Section of the American Institute of Certified Public Accountants. A representative of Deloitte & Touche LLP will be present at the Annual Meeting of Stockholders and will have an opportunity to make a statement if he or she desires. He or she will be available to answer appropriate questions.

Stockholder Approval Required

     The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote thereon at the meeting of stockholders is required to ratify Deloitte & Touche LLP’s appointment as the company’s independent auditors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT AUDITORS.

OTHER MATTERS

     So far as the board of directors is aware, only the aforementioned matters will be acted upon at the meeting. If any other matters properly come before the meeting, the accompanying proxy may be voted on such other matters in accordance with the best judgment of the person or persons voting said proxy.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     We believe that during the fiscal year ended June 30, 2010, all filing requirements under Section 16(a) of the Exchange Act applicable to our non-employee directors and beneficial owners have been complied with. We also believe that during the fiscal year ended June 30, 2010, all such filing requirements applicable to our officers have been complied with, except that there was an inadvertent omission to timely file a Form 4 on behalf of Mr. Capone, an executive officer, which was subsequently remedied by filing a Form 4 in March 2010.

STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the 2011 Annual Meeting of Stockholders must be received by the company for inclusion in the 2011 Proxy Statement no later than May 27, 2011. Any stockholder proposal that is not submitted for inclusion in the 2011 Proxy Statement but is instead sought to be presented directly at the 2011 Annual Meeting of Stockholders must be received by the company by August 10, 2011.

ANNUAL REPORT

     Our annual report on Form 10-K for the fiscal year ended June 30, 2010 (without exhibits or documents incorporated by reference), which is not a part of the proxy soliciting material, is being made available via Internet or delivered to our stockholders together with this proxy statement.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

     If you receive this proxy statement and our annual report on Form 10-K for the fiscal year ended June 30, 2010 by mail, we strongly encourage you to elect to view future proxy statements and annual reports over the Internet and save the company the cost of producing and mailing these documents. If you vote your shares over the Internet this year, you will be given the opportunity to choose electronic access at the time you vote. You can also choose electronic access by visiting the Investor Relations section of our website at www.adp.com, or following the instructions that you will receive in connection with next year’s annual meeting of stockholders. Stockholders who choose electronic access will receive an e-mail next year containing the Internet address to use to access the proxy statement and annual report on Form 10-K. Your choice will remain in effect until you cancel it. You do not have to elect Internet access each year.

IMPORTANT NOTICE REGARDING HOUSEHOLDING

     To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding our stock but share the same address, we have adopted a procedure known as “householding.” Under this procedure, certain stockholders of record who have the same address and last name, and who do not participate in electronic delivery of proxy materials, will receive only one copy of our Notice of Internet Availability of Proxy Materials and, as applicable, any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

     If you are a registered stockholder and choose to have separate copies of our Notice of Internet Availability of Proxy Materials, proxy statement and annual report on Form 10-K mailed to you, you must “opt-out” by writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or by calling 1-800-542-1061 and we will cease householding all such disclosure documents within 30 days. If we do not receive instructions to remove your accounts from this service, your accounts will continue to be “householded” until we notify you otherwise. If you own our common stock in nominee name (such as through a broker), information regarding householding of disclosure documents should have been forwarded to you by your broker. However, please note that if you want to receive a paper proxy or voting instruction form or other proxy materials for purposes of this year’s annual meeting, you should follow the instructions included in the Notice of Internet Availability of Proxy Materials that was sent to you.

     You can also contact Broadridge Financial Solutions at 1-800-542-1061 if you received multiple copies of the annual meeting materials and would prefer to receive a single copy in the future.

For the Board of Directors

Michael A. Bonarti
Secretary

Roseland, New Jersey
September 24, 2010

APPENDIX A

AUTOMATIC DATA PROCESSING, INC.

AMENDED AND RESTATED EMPLOYEES’
SAVINGS–STOCK PURCHASE PLAN

     The following is an amendment and restatement of the Employees’ Savings-Stock Purchase Plan of Automatic Data Processing, Inc., originally adopted on May 2, 1968 and approved by stockholders on October 31, 1968, as amended and restated effective upon approval at the Company’s 2010 Annual Meeting of Stockholders.

          1. Purpose. The purpose of the Plan is to provide eligible employees of the Company and its Designated Subsidiaries with a convenient opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

          2. Definitions.

               (a) “Administration Committee” means a committee appointed by the Board. In the absence of a contrary designation by the Board, the Administration Committee shall be the Compensation Committee of the Board.

               (b) “Board” means the Board of Directors of the Company.

               (c) “Code” means the United States Internal Revenue Code of 1986, as amended.

               (d) “Common Stock” means the Common Stock of the Company, par value $.10 per share.

               (e) “Company” means Automatic Data Processing, Inc., a Delaware corporation.

               (f) “Compensation” means the base salary (determined on such date as may be established by the Administration Committee) received by an Employee from the Company or a Designated Subsidiary; provided, however, that for sales Employees “Compensation” may be established using the Company’s “sales benefits earnings calculation” in effect from time to time, or such other method as may be determined by the Administration Committee.

               (g) “Continuous Status as an Employee” means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave, military leave, or other bona fide leave of absence which is required by law to be considered uninterrupted service or which is otherwise approved by the Administration Committee if the period of such leave does not exceed 90 days, or if longer, so long as the individual’s right to reemployment as an Employee is guaranteed either by contract or statute; or (ii) transfers between locations of the Company or between and among the Company and its Designated Subsidiaries. For purposes of clarification, the disposition of a Designated Subsidiary shall constitute a termination of the Continuous Status as an Employee of any Employee employed by such Designated Subsidiary.

               (h) “Contributions” means all amounts credited to the account of a Participant pursuant to the Plan.

               (i) “Corporate Transaction” means a sale of all or substantially all of the Company’s assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation, or any other transaction or series of related transactions in which the Company’s stockholders immediately prior thereto own less than 50% of the voting stock of the Company (or its successor or parent) immediately thereafter.

               (j) “Designated Broker” shall mean Smith Barney, or such other institution selected by the Administration Committee.

               (k) “Designated Subsidiaries” means all Subsidiaries organized under the laws of any state of the United States of America, except with respect to any of such Subsidiaries which the Board or the Administration Committee has determined is not eligible to participate in the Plan; provided, however, that Subsidiaries employing as a service for clients any worksite, leased, or similar type employees under a professional employer, employee leasing, or similar type of employment relationship shall not be Designated Subsidiaries.

               (l) “Employee” means any person who is an employee of the Company or one of its Designated Subsidiaries for tax purposes and who is customarily employed thereby for at least twenty hours per week.

               (m) “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

               (n) “Fair Market Value” means, for any date, the closing sales price of a Share on the primary exchange on which the Common Stock is traded on such date or, in the event that the Common Stock is not traded on such date, then the immediately preceding trading date.

               (o) “Maximum Number of Shares” means an amount of Shares equal to the quotient of (x) $12,500 divided by (y) the Fair Market Value of a Share on the first day of the applicable Offering Period.

               (p) “New Purchase Date” shall have the meaning ascribed to it in Section 16(b).

               (q) “Offering Date” means the first day of each Offering Period, as determined in accordance with Section 3.

               (r) “Offering Period” means the period described in Section 3.

               (s) “Plan” means this Automatic Data Processing, Inc. Amended and Restated Employees’ Savings–Stock Purchase Plan.

               (t) “Participant” means an eligible Employee who has elected to participate in the Plan in accordance with Section 5.

               (u) “Purchase Date” means the last day of each Offering Period.

               (v) “Purchase Price” means an amount equal to 95% of the Fair Market Value of a Share on the Purchase Date for an Offering Period.

               (w) “Reserves” shall have the meaning ascribed to it in Section 16(a).

               (x) “Rule 16b-3” means Rule 16b-3 adopted under Section 16 of the Exchange Act.

               (y) “Share” means a share of Common Stock, as adjusted in accordance with Section 16.

               (z) “Subsidiary” means a corporation which is a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

          3. Offering Periods. The Plan shall be implemented by a series of consecutive Offering Periods commencing on July 2 and January 2 of each calendar year and ending on the following January 1 and July 1, respectively; provided, however, that the Administration Committee may determine that any Offering Period shall commence on a different date and/or be of a different duration.

          4. Eligibility. Subject to the requirements of Section 5 and the limitations imposed by Section 423(b) of the Code (and unless different dates are established by the Administration Committee in respect of any Offering Period), a person shall be eligible to participate in an Offering Period if such person is (i) with respect to Offering Periods that commence on July 2, an Employee of the Company or a Designated Subsidiary from the immediately preceding May 25th (or, if such date is not a business day, the next following business day) through and including the Offering Date for such Offering Period and (ii) with respect to Offering Periods that commence on January 2, an Employee of the Company or a Designated Subsidiary from the immediately preceding November 25th (or, if such date is not a business day, the next following business day) through and including the Offering Date for such Offering Period.

          5. Participation.

               (a) An eligible Employee may become a Participant in respect of an Offering Period by electing to participate in the manner approved by the Administration Committee. An Employee that elects to participate in an Offering Period shall do so prior to the tenth day preceding the first day of the applicable Offering Period (or, if such date is not a business day, the next following business day), unless a different time for electing to participate is set by the Administration Committee.

               (b) A Participant’s election shall indicate either a fixed dollar amount or a non-fractional percentage of such Participant’s Compensation, in either case, as may be determined by the Administration Committee, to be contributed during the applicable Offering Period; provided, however, that (i) a Participant’s election shall be subject to the limitations of Section 7(b), and (ii) a Participant shall not be entitled to elect more than 5% of such Participant’s Compensation.

          6. Method of Payment of Contributions.

               (a) Payroll deductions shall be made from a Participant’s Compensation during an Offering Period in an aggregate amount equal to the Participant’s contribution election for such Offering Period. All payroll deductions made by a Participant shall be credited to his or her account under the Plan. Participant may not make a prepayment or any additional payments into such account. Payroll deductions in respect of any Offering Period shall commence on the first full payroll following the first day of the associated Offering Period and shall end on the last payroll paid on or prior to the Purchase Date of such Offering Period, unless sooner terminated by the Participant as provided in Section 10.

               (b) A Participant may elect at any time during an Offering Period (but with prospective effect only) to reduce (but not increase) the payroll deduction percentage he or she has elected in respect of such Offering Period in accordance with such procedures as may be established by the Administration Committee.

               (c) Participants on an authorized leave of absence during an Offering Period may continue to participate in such Offering Period; provided, however, that a Participant on an authorized leave of absence will have contributions suspended during such leave of absence and, absent any other instruction from such Participant, such contributions will resume upon the next payroll following such Participant’s return from such leave of absence.

               (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 7(b) herein, a Participant’s payroll deductions may be decreased by the Company to zero during any Offering Period.

          7. Grant of Option.

               (a) On each Offering Date, each Participant shall be deemed to have been granted an option to purchase as many Shares (rounded down to the nearest whole Share) as may be purchased with his or her Contributions during the related Offering Period at the Purchase Price; provided, however, that such option shall be subject to the limitations set forth in Section 7(b) below, Section 11, and may be reduced pursuant to Section 6, in each case, if applicable.

               (b) Notwithstanding any contrary provisions of the Plan, each option to purchase Shares under the Plan shall be limited as necessary to prevent any Employee from (i) immediately after the grant, owning capital stock of the Company and holding outstanding options to purchase capital stock of the Company possessing, in the aggregate, more than five percent of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary, including for this purpose any stock attributed to such Employee pursuant to Section 424(d) of the Code, (ii) acquiring rights to purchase stock under all employee stock purchase plans (as described in Section 423 of the Code or any other similar arrangements maintained by the Company or any of its Subsidiaries) of the Company and its Subsidiaries which accrue at a rate that exceeds $25,000 of the Fair Market Value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding and exercisable at any time or (iii) purchasing, in respect of any Offering Period, more than the Maximum Number of Shares.

          8. Exercise of Option; Interest.

               (a) Unless a Participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of Shares will be exercised automatically on each Purchase Date, and the number of full Shares subject to the option will be purchased at the applicable Purchase Price with the accumulated Contributions in his or her account. No fractional Shares shall be issued. Interest on Contributions (as calculated in accordance with Section 8(c)) and any amounts accumulated in a Participant’s account that are not used to purchase Shares (including any amount that is not sufficient to purchase a full Share) shall be refunded to the Participant in cash. Notwithstanding Section 9 below, the Shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the Participant as of the Purchase Date. During his or her lifetime, a Participant’s option to purchase Shares hereunder is exercisable only by him or her.

               (b) At the time an option granted under the Plan is exercised, in whole or in part, or at the time some or all of the Common Stock issued to a Participant under the Plan is disposed of, the Participant must make adequate provisions for any applicable federal, state or other tax withholding obligations, if any, which arise upon the Purchase Date or the disposition of the Common Stock. At any time, the Company or a Designated Subsidiary may, but will not be obligated to, withhold from the Participant’s compensation the amount necessary to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to the sale or disposition of Common Stock by the Participant earlier than as described in Section 423(a)(1) of the Code.

               (c) Each Participant’s account shall be credited daily with interest at an annual rate determined by the Administration Committee and such interest shall be compounded daily.

          9. Delivery. As promptly as practicable after each Purchase Date, the number of Shares purchased by each Participant upon exercise of his or her option shall be deposited into an account established in the Participant’s name with the Designated Broker. The Administration Committee may determine that, for eighteen months following each Purchase Date, no Share purchased on such Purchase Date may be transferred out of such Participant’s account with the Designated Broker other than in connection with the “disposition,” as such term is used in Section 423(a)(1) of the Code, of such Share.

          10. Voluntary Withdrawal; Termination of Employment.

               (a) A Participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time prior to each Purchase Date by giving written notice to the Company in the manner directed by the Company. All of the Participant’s Contributions, plus any interest, credited to his or her account with respect to an Offering Period will be paid to him or her as soon as administratively practicable after receipt of his or her notice of withdrawal, his or her option for the current Offering Period will be automatically terminated, and no further Contributions for the purchase of Shares may be made by the Participant with respect to such Offering Period. A Participant’s withdrawal from the Plan during an Offering Period will not have any effect upon his or her eligibility to participate in a succeeding Offering Period or in any similar plan that may hereafter be adopted by the Company.

               (b) Upon termination of the Participant’s Continuous Status as an Employee prior to a Purchase Date for any reason, including retirement or death, the Contributions, plus any interest, credited to his or her account will be returned to him or her and his or her option will be automatically terminated; provided, however, that in the event of the death of a Participant, the Company shall deliver the Contributions, plus any interest, to the executor or administrator of the estate of the Participant or, if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such amounts to the spouse or to any one or more dependents or relatives of the Participant.

          11. Shares.

               (a) Subject to adjustment as provided in Section 16, the maximum number of Shares which shall be made available for sale under the Plan shall be 65,000,000. If the Administration Committee determines at any time that, on a given Purchase Date, the number of Shares with respect to which options are to be exercised may exceed the number of Shares that are available for sale under the Plan on such Purchase Date, the Board or the Administration Committee may in its discretion provide (x) that the Company shall make a pro rata allocation of the Shares available for purchase on such Purchase Date, in as uniform a manner as shall be practicable and as it shall determine to be equitable among all Participants exercising options to purchase Common Stock on such Purchase Date, and continue all Offering Periods then in effect, or (y) that the Company shall make a pro rata allocation of the Shares available for purchase on such Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine to be equitable among all Participants exercising options to purchase Common Stock on such Purchase Date, and terminate any or all Offering Periods then in effect pursuant to Section 17 below.

               (b) The Participant shall have no interest or voting right in Shares covered by his or her option until such option has been exercised.

               (c) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant.

          12. Administration.

               (a) Subject to the express provisions of the Plan, the Administration Committee shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The authority of the Administration Committee includes, without limitation, the authority to (i) determine procedures for setting or changing payroll deduction percentages, and obtaining necessary tax withholdings, and (ii) adopt amendments to the Plan in accordance with Section 17. The determinations of the Administration Committee shall be final, binding, and conclusive.

               (b) The Board and the Administration Committee may delegate any or all of their authority and obligations under this Plan to such committee or committees (including without limitation, a committee of the Board) or officer(s) of the Company as they may designate. Notwithstanding any such delegation of authority, the Board may itself take any action under the Plan in its discretion at any time, and any reference in this Plan document to the rights and obligations of the Administration Committee shall be construed to apply equally to the Board. Any references to the Board mean only the Board.

          13. Transferability. Neither amounts accumulated in a Participant’s account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 10) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

          14. Use of Funds. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

          15. Reports. Statements of account will be made available to Participants by the Company or the Designated Broker in the form and manner designated by the Administration Committee.

          16. Adjustments Upon Changes in Capitalization; Corporate Transactions.

               (a) Adjustment. Subject to any required action by the stockholders of the Company, (i) the number of Shares covered by each option under the Plan that has not yet been exercised, (ii) the number of Shares that have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the “Reserves”), and (iii) the number of Shares set forth in Section 11 above, shall, if applicable, be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, subdivision, combination or reclassification of the Common Stock (including any such change in the number of shares of Common Stock effected in connection with a change in domicile of the Company), or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company, or any increase or decrease in the value of a Share resulting from a spinoff or split-up; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administration Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an option.

               (b) Corporate Transactions. In the event of a dissolution or liquidation of the Company, any Offering Period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the Board. In the event of a Corporate Transaction, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or subsidiary of such successor corporation. In the event that the successor corporation refuses to assume or substitute for outstanding options, each Offering Period then in progress shall be shortened and a new Purchase Date shall be set (the “New Purchase Date”), as of which date any Offering Period then in progress will terminate. The New Purchase Date shall be on or before the date of consummation of the Corporate Transaction and the Board shall notify each Participant in writing, at least ten days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10. For purposes of this Section 16, an option granted under the Plan shall be deemed to be assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction, each holder of an option under the Plan would be entitled to receive upon exercise of the option the same number and kind of Shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to the transaction, the holder of the number of shares of Common Stock covered by the option at such time (after giving effect to any adjustments in the number of Shares covered by the option as provided for in this Section 16); provided, however, that if the consideration received in the transaction is not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per Share consideration received by holders of Common Stock in the transaction.

               (c) Sales of Designated Subsidiaries and Business Units. In the event the Company consummates the sale or transfer of a Designated Subsidiary, business unit or division to an unaffiliated person or entity, or the spin-off of a Designated Subsidiary, business unit or division to shareholders during an Offering Period, the Contributions, plus any interest thereon (if any), credited to the account of each Participant employed by such Designated Subsidiary, business unit or division, as applicable, as of the time of such sale, transfer or spin-off with respect the offering to which such Offering Period relates, will be returned to the Participant and the Participant’s option will be automatically terminated.

               (d) Other Adjustments. The Administration Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per Share covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company’s being consolidated with or merged into any other corporation.

          17. Amendment or Termination.

               (a) The Board may at any time and for any reason terminate the Plan. Except as provided in Section 16, no such termination of the Plan may affect options previously granted, provided that the Plan or an Offering Period may be terminated by the Board on a Purchase Date or by the Board’s setting a new Purchase Date with respect to an Offering Period then in progress if the Board determines that termination of the Plan and/or the Offering Period is in the best interests of the Company and the stockholders or if continuation of the Plan and/or the Offering Period would cause the Company to incur adverse accounting charges as a result of a change after the effective date of the Plan in the generally accepted accounting principles applicable to the Plan. Either the Board or the Administration Committee may amend the Plan, provided, however, that the Administration Committee may amend the Plan only to the extent required to comply with applicable law. Except as provided in Section 16 and in this Section 17, no amendment to the Plan shall make any change in any option previously granted that adversely affects the rights of any Participant. In addition, to the extent necessary to comply with Rule 16b-3 or Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

               (b) Without stockholder consent and without regard to whether any Participant rights may be considered to have been adversely affected, the Board or the Administration Committee shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Board or the Administration Committee determines in its sole discretion advisable that are consistent with the Plan.

          18. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

          19. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

          20. Term of Plan; Effective Date. The Plan was originally adopted by the Board on May 2, 1968, and approved by the Company’s stockholders on October 31, 1968, and has been amended and approved by stockholders from time to time since then. The Plan, as amended and restated herein, shall be effective upon approval by the Company’s stockholders at the 2010 Annual Meeting of Stockholders, and shall continue in force and effect until terminated under Section 17.

          21. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of Shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

AUTOMATIC DATA PROCESSING, INC. PROXY SERVICES P.O. BOX 9163 FARMINGDALE, NY 11735

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ADMISSION TICKET

Please retain and present this top portion of the proxy card as your admission ticket together with a valid picture identification to gain admittance to the Annual Meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M27311-P01736-P01188	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
AUTOMATIC DATA PROCESSING, INC.

The Board of Directors recommends a vote FOR the following:

1.	Election of Directors
	Nominees:
	01)	Gregory D. Brenneman	07)	R. Glenn Hubbard
	02)	Leslie A. Brun	08)	John P. Jones
	03)	Gary C. Butler	09)	Sharon T. Rowlands
	04)	Leon G. Cooperman	10)	Enrique T. Salem
	05)	Eric C. Fast	11)	Gregory L. Summe
	06)	Linda R. Gooden

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

☐	☐	☐

The Board of Directors recommends a vote FOR the following proposals:
		For	Against	Abstain

2.	Amendment of the Automatic Data Processing, Inc. Employees' Savings–Stock Purchase Plan	☐	☐	☐

3.	Appointment of Deloitte & Touche LLP	☐	☐	☐

NOTE:	The proxies will vote in their discretion upon any and all other matters which may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

September 24, 2010

Dear Stockholder:

     You are cordially invited to join us at the 2010 Annual Meeting of Stockholders of Automatic Data Processing, Inc. This year’s meeting will be held at the corporate offices of the Company at One ADP Boulevard, Roseland, New Jersey, on Tuesday, November 9, 2010, starting at 10:00 a.m. I hope you will be able to attend. At the meeting we will (i) elect directors, (ii) vote on an amendment to our Employees' Savings–Stock Purchase Plan and (iii) vote on the appointment of Deloitte & Touche LLP as the Company's independent certified public accountants.

     It is important that these shares be voted, whether or not you plan to be present at the meeting. You should specify your choices by marking the appropriate boxes on the proxy form on the reverse side, and date, sign and return your proxy form in the enclosed, postage-paid return envelope as promptly as possible. Alternatively, you may vote by phone or the Internet, as described on the reverse side. If you date, sign and return your proxy form without specifying your choices, these shares will be voted in accordance with the recommendation of the Company's directors.

     Please retain and present this top portion of the proxy card as your admission ticket together with a valid picture identification to gain admittance to the meeting. This ticket will admit only the stockholder listed on the reverse side and is not transferable. If these shares are held in the name of your broker or bank or you received your proxy materials electronically, you will need to bring evidence of the stock ownership, such as the most recent brokerage account statement.

     As in the past years, we will discuss the business of the Company and its subsidiaries during the meeting. I welcome your comments and suggestions, and we will provide time during the meeting for questions from stockholders. I am looking forward to seeing you at the meeting.

Sincerely,

Gary C. Butler President and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Combined Document containing Notice of 2010 Annual Meeting of Stockholders, Proxy Statement and
Annual Report on Form 10-K is available at www.proxyvote.com.

M27312-P01736-P01188

Proxy

This proxy is solicited on behalf of the Board of Directors

Properly executed proxies received by the day before the cut-off date or the meeting date will be voted as marked and, if not marked, will be voted FOR the election of the nominees listed in the accompanying Proxy Statement and FOR proposals (2) and (3) on the reverse side.

The undersigned hereby appoints Leslie A. Brun and Gary C. Butler, and each of them, attorneys and proxies with full power of substitution, in the name, place and stead of the undersigned, to vote as proxy at the 2010 Annual Meeting of Stockholders of Automatic Data Processing, Inc. to be held at the corporate offices of the Company, ONE ADP BOULEVARD, ROSELAND, NEW JERSEY, on Tuesday, November 9, 2010 at 10:00 a.m., or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to cast if personally present. If shares of Automatic Data Processing, Inc. Common Stock are issued to or held for the account of the undersigned under employee plans and voting rights attach to such shares (any of such plans, a “Voting Plan”), then the undersigned hereby directs the respective fiduciary of each applicable Voting Plan to vote all shares of Automatic Data Processing, Inc. Common Stock in the undersigned’s name and/or account under such Voting Plan in accordance with the instructions given herein, at the Annual Meeting and at any adjournments or postponements thereof, on all matters properly coming before the Annual Meeting, including but not limited to the matters set forth on the reverse side. Either of said attorneys and proxies or substitutes, who shall be present at such meeting or at any adjournment or adjournments thereof, shall have all the powers granted to such attorneys and proxies.

Please date, sign and mail the proxy promptly in the self-addressed return envelope which requires no postage if mailed in the United States. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If shares are held jointly, both owners should sign. Alternatively, you may vote by phone or the Internet, as described in the instructions on the reverse side.

Continued and to be signed on reverse side